As filed with the Securities and Exchange Commission
                              on December 24, 1998



                         Securities Act File No. 33-4959
                    Investment Company Act File No. 811-6880

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [ ]


                           Pre-Effective Amendment No.                     [ ]



                        Post-Effective Amendment No. 27                    [X]


                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [ ]



                               Amendment No. 29                            [X]


                        (Check appropriate box or boxes)

  THE ALGER FUND
 -------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

ONE WORLD TRADE CENTER, SUITE 9333
NEW YORK, NEW YORK                                                 10048
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's Telephone Number, including Area Code: 212-806-8800

                               MR. GREGORY S. DUCH
                           FRED ALGER MANAGEMENT, INC.
                       ONE WORLD TRADE CENTER, SUITE 9333
                               NEW YORK, NY 10048
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

                              Page 1 of _____ Pages
                          Exhibit Index at Page ______

It is proposed that this filing will become effective (check appropriate box):


[ ]    immediately upon filing pursuant to paragraph (b), or

[ ]    on [         ] pursuant to paragraph (b), or


       60 days after filing pursuant to paragraph (a), or

[X]    on [February 26, 1999] pursuant to paragraph (a) of Rule 485

                                 THE ALGER FUND

                                    FORM N-1A

                              CROSS REFERENCE SHEET


Part A
Item No.                                                 Prospectus Heading
--------                                                 ------------------
1.    Cover Page.....................................    Front Cover Page

2.    Synopsis ......................................    Risk Return Summary

3.    Condensed Financial Information ...............    Financial Highlights

4.    General Description of Registrant .............    Investments, Risks & Performance
                                                         Management & Organization

5.    Management of the Fund ........................    Management & Organization

6.    Capital Stock and Other Securities ............    Management & Organization;
                                                         Shareholder Information

7.    Purchase of Securities Being Offered ..........    Classes of Fund Shares
                                                         Sales Charges;

8.    Redemption or Repurchase ......................    Purchasing and Redeeming
                                                         Fund Shares

9.    Pending Legal Proceedings .....................    Not Applicable


Part B                                                   Heading in Statement of
Item No.                                                 Additional Information
--------                                                 ----------------------

10.   Cover Page ....................................    Front Cover Page

11.   Table of Contents .............................    Table of Contents

12.   General Information and History ...............    Not Applicable



13.   Investment Objectives and Policies ............    Investment Strategies and Policies;
                                                         Appendix

14.   Management of the Fund ........................    Management

15.   Control Persons and Principal Holders of
        Securities ..................................    Certain Shareholders

16.   Investment Advisory and Other Services ........    Management; Custodian and Transfer
                                                         Agent; Purchases; See in the Prospectus
                                                         "Management and Organization"

17.   Brokerage Allocation and Other Practices ......    Investment Strategies and Policies

18.   Capital Stock and Other Securities ............    Organization; See in the Prospectus
                                                         "Shareholder Information" and
                                                         "Management and Organization"

19.   Purchase, Redemption and Pricing of Secu-
       rities Being Offered .........................    Net Asset Value; Purchases; Redemp-
                                                         tions

20.   Tax Status ....................................    Taxes; See in the Prospectus
                                                         "Shareholder Information"

21.   Underwriters ..................................    Purchases; Management

22.   Calculation of Performance Data ...............    Determination of Performance

23.   Financial Statements ..........................    Financial Statements incorporated by
                                                         reference--"Determination of Performance";
                                                         See in the Prospectus "Financial Highlights"

Part C
------
     Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

                                                                  THE ALGER FUND



                                                                      PROSPECTUS
                                                               FEBRUARY 26, 1999




                                            ALGER SMALL CAPITALIZATION PORTFOLIO
                                                   ALGER MIDCAP GROWTH PORTFOLIO
                                                          ALGER GROWTH PORTFOLIO
                                                        ALGER BALANCED PORTFOLIO
                                            ALGER CAPITAL APPRECIATION PORTFOLIO
                                                    ALGER MONEY MARKET PORTFOLIO




As with all mutual funds, the Securities and Exchange Commission has not determined if the information in this Prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to represent otherwise.

TABLE OF CONTENTS
--------------------------------------------------------------------------------
2..........   Risk/Return Summary: Investments, Risks & Performance

     2.....   Investments

              Alger Small Capitalization Portfolio ........................    2
              Alger MidCap Growth Portfolio ...............................    2
              Alger Growth Portfolio ......................................    3
              Alger  Balanced Portfolio ...................................    3
              Alger Capital Appreciation Portfolio ........................    3
              Alger Money Market Portfolio ................................    3

     4......  Risks

              Alger Small Capitalization Portfolio ........................    4
              Alger MidCap Growth Portfolio ...............................    4
              Alger Growth Portfolio ......................................    5
              Alger  Balanced Portfolio ...................................    5
              Alger Capital Appreciation Portfolio ........................    5
              Alger Money Market Portfolio ................................    5

     5......  Performance

              Alger Small Capitalization Portfolio ........................    6
              Alger MidCap Growth Portfolio ...............................    6
              Alger Growth Portfolio ......................................    6
              Alger  Balanced Portfolio ...................................    6
              Alger Capital Appreciation Portfolio ........................    7
              Alger Money Market Portfolio ................................    7

 7..........  Fees and Expenses
 9..........  Management & Organization
10..........  Shareholder Information

              Classes of Fund Shares ......................................   10
              Sales Charges ...............................................   11
              Purchasing and Redeeming Fund Shares ........................   11
              Investment Instructions .....................................   12
              Redemption Instructions .....................................   13
              Financial Highlights ........................................   14

Back Cover:   How to obtain more information

RISK/RETURN SUMMARY: INVESTMENTS, RISKS & PERFORMANCE
INVESTMENTS: THE ALGER FUND

The investment goal and primary approach of each portfolio is discussed individually below. In all of the portfolios other than the Money Market Portfolio and the fixed income portion of the Balanced Portfolio, the Fund's Manager, Fred Alger Management, Inc. normally seeks out and invests in rapidly growing companies that show growth potential. It is the Manager's opinion that these companies tend to fall into one of two categories:

o    High Unit Volume Growth

     Vital, creative companies which offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

o    Positive Life Cycle Change

     Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.


The company's capitalization will dictate which portfolio(s) it will be placed in. Other securities the portfolios sometimes invest in are discussed in the Fund's Statement of Additional Information (see back cover).


--------------------------------------------------------------------------------
Capitalization: Stock price multiplied by number of shares outstanding.
--------------------------------------------------------------------------------



ALGER SMALL CAPITALIZATION PORTFOLIO

GOAL

THE ALGER SMALL CAPITALIZATION PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION by focusing on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace.


APPROACH

Under normal circumstances, the portfolio invests primarily in the equity securities, such as common or preferred stocks, of small capitalization companies listed on U.S. exchanges or in the U.S. over-the-counter market. A small capitalization company is one that has a market capitalization within the range of companies in the Russell(R) 2000 Growth Index or the S&P(R) SmallCap 600 Index.

The portfolio may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents for temporary defensive reasons if the manager believes that adverse market or other conditions warrant. This is to protect the Fund's assets from a temporary unacceptable risk of loss, rather than directly to promote the portfolio's investment objective.

This portfolio may appeal to investors who seek long-term capital growth and can tolerate fluctuations in their investment's value.



ALGER MIDCAP GROWTH PORTFOLIO

GOAL

THE ALGER MIDCAP GROWTH PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION by investing midsize companies with promising growth potential.


APPROACH

Under normal circumstances, the portfolio invests primarily in the equity securities, such as common or preferred stocks, of companies listed on U.S. exchanges or in the U.S. over-the-counter market and having a market capitalization within the range of companies in the S&P(R) MidCap 400 Index.

The portfolio may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents for temporary defensive reasons if the manager believes that adverse market or other conditions warrant. This is to protect the Fund's assets from a temporary unacceptable risk of loss, rather than directly to promote the portfolio's investment objective.

This portfolio may appeal to investors who seek long-term capital growth and can tolerate fluctuations in their investment's value.



ALGER GROWTH PORTFOLIO

GOAL

THE ALGER GROWTH PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION by investing primarily in companies that generally have broad product lines, markets, financial resources and depth of management.


APPROACH

Under normal circumstances, the portfolio invests primarily in the equity securities, such as common or preferred stocks, of large companies listed on U.S. exchanges or in the U.S. over-the-counter market. The portfolio considers a large company to have a market capitalization of $1 billion or greater.

The portfolio may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents for temporary defensive reasons if the manager believes that adverse market or other conditions warrant. This is to protect the Fund's assets from a temporary unacceptable risk of loss, rather than directly to promote the portfolio's investment objective.

This portfolio may appeal to investors who seek long-term capital growth.



ALGER BALANCED PORTFOLIO

GOAL

THE ALGER BALANCED PORTFOLIO SEEKS CURRENT INCOME AND LONG-TERM CAPITAL APPRECIATION by investing in stocks of companies with growth potential and fixed-income securities, with emphasis on income-producing securities which appear to have some potential for capital appreciation.


APPROACH

Under normal circumstances, the portfolio invests in common stocks, commercial paper, preferred stock, and investment grade fixed income securities, which are bonds rated within the 4 highest rating categories by an established rating agency. Ordinarily, at least 25% of the portfolio's net assets are invested in these fixed income securities.

The portfolio may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents for temporary defensive reasons if the manager believes that adverse market or other conditions warrant. This is to protect the Fund's assets from a temporary unacceptable risk of loss, rather than directly to promote the portfolio's investment objective.

This  portfolio may appeal to investors who seek some  long-term  capital growth
while  also   maintaining   exposure  to  more   conservative   income-producing
fixed-income investments.



ALGER CAPITAL APPRECIATION PORTFOLIO

GOAL

THE ALGER CAPITAL APPRECIATION PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION by focusing on companies of all market capitalization sizes which demonstrate promising growth potential.


APPROACH

Under normal circumstances, the portfolio invests in the equity securities, such as common or preferred stocks, of companies of any size.

The portfolio may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents for temporary defensive reasons if the manager believes that adverse market or other conditions warrant. This is to protect the Fund's assets from a temporary unacceptable risk of loss, rather than directly to promote the portfolio's investment objective.

The portfolio also can leverage, that is, borrow money, to buy additional securities. By borrowing money, the portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceed the interest paid to the banks for the money borrowed.

This portfolio may appeal to investors who seek long-term capital growth and can tolerate fluctuations in their investment's value, including fluctuations due to leveraging.


ALGER MONEY MARKET PORTFOLIO

GOAL

The Alger Money Market Portfolio seeks to earn high current income consistent with preserving principal and liquidity.

APPROACH

The portfolio invests in money market securities which are rated within the 2 highest credit categories at the time of purchase. These money market securities include commercial paper, certificates of deposit, time deposits, bankers acceptances, U.S. Government securities, and corporate bonds having less than 397 days remaining until maturity.

This portfolio may appeal to investors who seek maximum liquidity and capital preservation together with current income.


--------------------------------------------------------------------------------
                                                         GROWTH  STOCKS:  STOCKS
                                                          OF COMPANIES  THAT ARE
                                                           EXPERIENCING  RAPIDLY
                                                              EXPANDING REVENUES
                                                         AND PROFITS WITH EXPEC-
                                                              TATIONS FOR FUTURE
                                                                         GROWTH.
--------------------------------------------------------------------------------


[GRAPHIC]


RISKS


RISKS APPLICABLE TO ALL EQUITY PORTFOLIOS

As with any fund that invests in stocks, your investment will go up or down in value, and the loss of your investment, when you redeem your shares is a risk of investing. Furthermore, the returns of a fund concentrating on "growth" stocks tend to vary more widely over time than those of funds that focus on "value" stocks. A portfolio's price per share will fluctuate due to changes in the market prices of its investments. Also, a Fund investment may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds. Based on the equity portfolios' investment styles and objectives, an investment in them may be better suited to long-term investment strategies.

A portfolio may engage in short-term trading, meaning the Fund may buy a security and sell it a short time later to take advantage of current gains if it is believed that the security's price may soon go down. This activity may create higher transaction costs due to commissions and another expenses. In addition, a high level of short-term trading may increase a portfolio's realized gains, thereby increasing the amount that must be distributed to shareholders at the end of the year. Therefore, you may be subject to higher income taxes than shareholders of other funds.


RISKS APPLICABLE TO ALGER SMALL CAPITALIZATION PORTFOLIO

A risk of investing in the portfolio is:

|_| the possibility of greater risk by investing in developmental stage companies rather than larger, more established companies

RISKS APPLICABLE TO ALGER MIDCAP GROWTH PORTFOLIO

A risk of investing in the portfolio is:

|_| the possibility of greater risk by investing in medium-sized companies rather than larger, more established companies


RISKS APPLICABLE TO ALGER BALANCED PORTFOLIO

The primary risks arising from the fixed income portion of the portfolio are:

|_|  fixed income securities' sensitivity to interest rate movements

|_| the potential for a decline in the portfolio's market value in the event of an issuer's falling credit rating or actual default


RISKS APPLICABLE TO ALGER CAPITAL APPRECIATION PORTFOLIO

A risk of investing in the portfolio is:

|_| the risk that the cost of borrowing money to leverage will exceed the returns for the securities purchased or that the securities purchased may actually go down in value the portfolio's net asset value can decrease more quickly than if the portfolio had not borrowed



RISKS APPLICABLE TO ALGER MONEY MARKET PORTFOLIO

The main risks of investing in the portfolio are:

|_| while the portfolio seeks to maintain an NAV of $1.00 per share, an investment in the portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, so it is possible to lose money by investing in the portfolio

|_|  an investment in the portfolio may not keep pace with inflation



[GRAPHIC]


PERFORMANCE

The following charts show each portfolio's performance from year to year and give you some indication of the risks of investing in the Fund. They assume reinvestment of dividends and distributions. Remember that how a portfolio has performed in the past is not necessarily an indication of how it will perform in the future.

The Average Annual Total Return Table compares a portfolio's performance with that of the appropriate benchmark index.

ALGER SMALL CAPITALIZATION PORTFOLIO

Annual Total Return as of December 31 each year


[CHART]

    89   90   91   92   93   94   95    96   97   98

Best Quarter:       26.18%
Worst Quarter:     -26.52%

Average Annual Total Return as of December 31, 1998

                   1 Year    5 Years   10 Years  20 Years
--------------------------------------------------------------------------------

Small Cap            --%       --%       --%       --%
Russell 2000 Growth  --%       --%       --%       --%

ALGER MIDCAP GROWTH PORTFOLIO

Annual Total Return as of December 31 each year

[CHART]

    89   90   91   92   93   94   95    96   97   98

Best Quarter:      18.85%
Worst Quarter:    -14.47%

Average Annual Total Return as of December 31, 1998

                   1 Year    5 Years   10 Years  20 Years
--------------------------------------------------------------------------------

MidCap               --%       --%       --%       --%
XYZ Index            --%       --%       --%       --%



ALGER GROWTH PORTFOLIO

Annual Total Return as of December 31 each year

[CHART]

    89   90   91   92   93   94   95    96   97   98

Best Quarter:       24.09%
Worst Quarter:     -22.93%

Average Annual Total Return as of December 31, 1998

                   1 Year    5 Years   10 Years  20 Years
--------------------------------------------------------------------------------

Growth               --%       --%       --%       --%
XYZ Index            --%       --%       --%       --%





ALGER BALANCED PORTFOLIO

Annual Total Return as of December 31 each year

[CHART]

    89   90   91   92   93   94   95    96   97   98

Best Quarter:     14.18%
Worst Quarter:    -5.72%

Average Annual Total Return as of December 31, 1998

                   1 Year    5 Years   10 Years  20 Years
--------------------------------------------------------------------------------

Balanced             --%       --%       --%       --%
XYZ Index            --%       --%       --%       --%



ALGER CAPITAL APPRECIATION PORTFOLIO

Annual Total Return as of December 31 each year

[CHART]

    89   90   91   92   93   94   95    96   97   98

Best Quarter:       29.47%
Worst Quarter:     -12.50%

Average Annual Total Return as of December 31, 1998

                   1 Year    5 Years   10 Years  20 Years
--------------------------------------------------------------------------------

Capital Appr.        --%       --%       --%       --%
XYZ Index            --%       --%       --%       --%

ALGER MONEY MARKET PORTFOLIO

Annual Total Return as of December 31 each year

[CHART]

    89   90   91   92   93   94   95    96   97   98

Best Quarter:     Q2 1992 +10.1%
Worst Quarter:    Q1 1990  -9.8%

Average Annual Total Return as of December 31, 1998

                   1 Year    5 Years   10 Years  20 Years
--------------------------------------------------------------------------------

Money Market         --%       --%       --%       --%
XYZ Index            --%       --%       --%       --%



[GRAPHIC]

FEES AND EXPENSES

Investors incur certain fees and expenses in connection with an investment in the Fund. The table on the following page shows the fees and expenses that you may incur if you buy and hold shares of the portfolios.

EXAMPLES

The examples on the next page, which reflect the shareholder fees and operating expenses listed above are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The first example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The second example reflects the same assumptions except with respect to redemptions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                 ANNUAL FUND OPERATING EXPENSES
                                                 (expenses that are deducted
                                                 from Fund assets
                                             ----------------------------------------------------------
                             SHAREHOLDER                                                    TOTAL
                                FEES                                                        ANNUAL
                             (fees paid                                                      FUND
                            directly from    Management    Distribution       Other        OPERATING
                           your investment)     Fees           Fees          Expenses       EXPENSES
=======================================================================================================

ALGER SMALL        A             4.75%*         .85%           None           0.52%          1.37%
CAPITALIZATION     B             5.00%**        .85%           None           1.27%          2.12%
PORTFOLIO          C             1.00%**        .85%           None           1.26%          2.11%

ALGER              A             4.75%*         .80%           None           0.54%          1.34%
MIDCAP GROWTH      B             5.00%**        .80%           None           1.30%          2.10%
PORTFOLIO          C             1.00%**        .80%           None           1.28%          2.08%

ALGER              A             4.75%*         .75%           None           0.50%          1.25%
GROWTH             B             5.00%**        .75%           None           1.25%          2.00%
PORTFOLIO          C             1.00%**        .75%           None           1.25%          2.00%

ALGER              A             4.75%*         .75%           None           1.04%          1.79%
BALANCED           B             5.00%**        .75%           None           1.83%          2.58%
PORTFOLIO          C             1.00%**        .75%           None           1.78%          2.53%

ALGER CAPITAL      A             4.75%*         .85%           None           0.64%          1.49%
APPRECIATION       B             5.00%**        .85%           None           1.41%          2.26%
PORTFOLIO          C             1.00%**        .85%           None           1.40%          2.25%

ALGER MONEY                      None           .50%           None           0.26%          0.76%
MARKET PORTFOLIO

-------------------------------------------
 *Maximum Sales Charge Imposed on Purchases (as a Percentage of Offering Price)
**Maximum Deferred Sales Charge





                                         1 Year     3 Year     5 Year    10 Year
--------------------------------------------------------------------------------
ALGER SMALL                        A       $199       $615     $1,057     $2,285
CAPITALIZATION                     B       $199       $615     $1,057     $2,285
PORTFOLIO                          C       $199       $615     $1,057     $2,285

ALGER                              A       $199       $615     $1,057     $2,285
MIDCAP GROWTH                      B       $199       $615     $1,057     $2,285
PORTFOLIO                          C       $199       $615     $1,057     $2,285

ALGER                              A       $199       $615     $1,057     $2,285
GROWTH                             B       $199       $615     $1,057     $2,285
PORTFOLIO                          C       $199       $615     $1,057     $2,285

ALGER                              A       $199       $615     $1,057     $2,285
BALANCED                           B       $199       $615     $1,057     $2,285
PORTFOLIO                          C       $199       $615     $1,057     $2,285

ALGER CAPITAL                      A       $199       $615     $1,057     $2,285
APPRECIATION                       B       $199       $615     $1,057     $2,285
PORTFOLIO                          C       $199       $615     $1,057     $2,285

ALGER MONEY                                $199       $615     $1,057     $2,285
MARKET PORTFOLIO


You would pay the following expenses if you did not redeem your shares:

                                      1 Year      3 Year      5 Year     10 Year
--------------------------------------------------------------------------------
ALGER SMALL                    A        $199        $615      $1,057      $2,285
CAPITALIZATION                 B        $199        $615      $1,057      $2,285
PORTFOLIO                      C        $199        $615      $1,057      $2,285

ALGER                          A        $199        $615      $1,057      $2,285
MIDCAP GROWTH                  B        $199        $615      $1,057      $2,285
PORTFOLIO                      C        $199        $615      $1,057      $2,285

ALGER                          A        $199        $615      $1,057      $2,285
GROWTH                         B        $199        $615      $1,057      $2,285
PORTFOLIO                      C        $199        $615      $1,057      $2,285

ALGER                          A        $199        $615      $1,057      $2,285
BALANCED                       B        $199        $615      $1,057      $2,285
PORTFOLIO                      C        $199        $615      $1,057      $2,285

ALGER CAPITAL                  A        $199        $615      $1,057      $2,285
APPRECIATION                   B        $199        $615      $1,057      $2,285
PORTFOLIO                      C        $199        $615      $1,057      $2,285

ALGER MONEY                             $199        $615      $1,057      $2,285
MARKET PORTFOLIO

Each portfolio other than the Money Market Portfolio pays the Distributor, Fred Alger & Company, Incorporated, a shareholder servicing fee of .25% of the value of the portfolio's average daily net assets for service and maintenance of shareholder accounts. The Distributor may pay some of this fee to other organizations that also provide service and maintenance of shareholder accounts.



[GRAPHIC]

MANAGEMENT AND ORGANIZATION


MANAGER

Fred Alger Management, Inc.
1 World Trade Center
Suite 9333
New York, NY 10048

The manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/98) $--- billion in mutual fund assets as well as $--- billion in other assets. The Fund has had the same manager since inception, and the portfolios pay the manager fees at these annual rates based on a percentage of daily net assets: Money Market Portfolio-- .50%; Small Capitalization and Capital Appreciation Portfolios-- .85%; MidCap Growth Portfolio--.80%; Growth and Balanced Portfolios-- .75%.


PORTFOLIO MANAGERS

David Alger, Seilai Khoo, Ron Tartaro and Steven Thumm are the individuals responsible for the day-to-day management of the portfolio investments. Mr. Alger, a comanager of all of the portfolios, has been employed by the Manager as Executive Vice President and Director of Research since 1971, and as President since 1995. Ms. Khoo, a comanager of the Small Capitalization and Capital Appreciation Portfolios, has been employed by Alger Management since 1989, as a senior research analyst until 1995 and as a Senior Vice President since 1995. Mr. Tartaro, a comanager of the MidCap Growth, Growth and Balanced Portfolios, has been employed by Alger Management since 1990, as a senior research analyst until 1995 and as a Senior Vice President since 1995. Steven Thumm serves as comanager of the Balanced and Money Market Portfolios. He has been employed by the Manager as a fixed income analyst since 1991.

YEAR 2000

The Fund's Manager and Distributor have advised the Fund that they are implementing a Year 2000 plan to address any issues arising from computer systems' potentially erroneous reading of dates in the year 2000. Specifically, they are in the process of confirming that the Fund's service providers are resolving any Year 2000 issues as the millennium approaches. While there can be no assurance that there will be no impairment of services at that time, currently it is not anticipated that the Fund's shareholders' investments will be impacted negatively as a result of the Fund's Year 2000 transition. However, people and resources have been devoted to this important review.

SHAREHOLDER INFORMATION

DISTRIBUTOR

Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, NJ 07302

TRANSFER AGENT

Alger Shareholder Services, Inc.
30 Montgomery Street
Jersey City, NJ 07302

The price of one share is its "net asset value", or NAV. The NAV for the equity portfolios is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange is open; the NAV for the Money Market portfolio is calculated as of 12:00 noon on each of those days. The Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. It may close on other days from time to time.

The Fund generally values the assets of each portfolio except the Money Market Portfolio on the basis of market quotations or, where market quotations are not readily available, on the basis of fair value as determined by the Manager under procedures adopted by the Fund's Board of Trustees. The assets of the Money Market Portfolio (and short-term money market instruments held by other portfolios) are valued on the basis of amortized cost.

The Fund declares and pays dividends and distributions by portfolios other than the Money Market Portfolio annually. The Fund expects that these annual payments to shareholders will consist of both long-term capital gains and net investment income taxable as ordinary income. Dividends and distributions may differ between classes of shares of a portfolio. Payments by the Money Market Portfolio, which normally consist of solely of net investment income, are declared daily and paid monthly. Unless you choose to receive cash payments by checking the box on your New Account Application, dividends and distributions will be reinvested automatically at the NAV on their payment dates. If you have chosen cash payments and a payment is returned to the Fund as undeliverable, upon receipt that payment will be reinvested in Fund shares. All subsequent payments will be reinvested until you reinstate your cash election and provide a valid mailing address.

Regardless of whether you choose to take distributions in cash or reinvest them in the portfolio, they may be subject to federal and state taxes. Capital gains distributions to individuals generally are taxable at the maximum rate of 20%. Because everyone's tax situation is unique, see a tax advisor about federal, state and local tax consequences of investing in the Fund.



                       NAV (NET  ASSET  VALUE) IS  COMPUTED  BY ADDING  TOGETHER
                          THE VALUE OF THE PORTFOLIO'S INVESTMENTS PLUS CASH AND
                    OTHER ASSETS,  SUBTRACTING ITS LIABILITIES AND THEN DIVIDING
                             THE RESULT BY THE NUMBER OF ITS OUTSTANDING SHARES.

CLASSES OF FUND SHARES


The Money Market Portfolio has no classes and is not subject to a front-end or back-end load. All other portfolios offer 3 classes of shares. The differences between the classes are described in the following chart:

Class A Shares
--------------------------------------------------------------------------------

SALES CHARGES

When you buy Class A Shares, you may pay the following sales charge:

                            SALES CHARGE      SALES CHARGE       DEALER
                             AS A % OF         AS A % OF      ALLOWANCE AS
PURCHASE                   OFFERING PRICE      NET ASSET     % OF OFFERING
AMOUNT                          SALES             VALUE           PRICE
--------------------------------------------------------------------------------
Less than $100,000              4.75%             4.99%            4.00%
$100,000 - $249,999             4.00%             4.17%            3.25%
$250,000 - $499,999             3.00%             3.09%            2.50%
$500,000 - $999,999             2.25%             2.30%            1.75%
$1,000,000 and over                *                 *                *

* Purchases of Class A Shares, which when combined with current holdings of Class A Shares offered with a sales charge equal to or exceeding $1,000,000 in the aggregate may be made at net asset value without any initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The CDSC is waived in certain circumstances.

12b-1 FEES
Not subject to 12b-1 fees


MINIMUM/MAXIMUM INVESTMENT AMOUNT
No minimum or maximum investment limit.




Class B Shares
--------------------------------------------------------------------------------

When you redeem Class B Shares, you may pay the following redemption charge:

                                  CONTINGENT
                                   DEFERRED
                                 SALES CHARGE
YEARS SHARES WERE HELD              (CDSC0
--------------------------------------------------------------------------------
Less than one                         5%
One but less than two                 4%
Two but less than three               3%
Three but less than four              2%
Four but less than five               2%
Five but less than six                1%
Six and greater                       0%





12b-1 FEES
Subject to 12b-1 fees* for eight years, after which time your shares are converted to Class A Shares.

MINIMUM/MAXIMUM INVESTMENT AMOUNT
No minimum investment amount.
Maximum permitted investment amount: $249,999


Class C Shares
--------------------------------------------------------------------------------

When you sell Class C shares, you may pay the following redemption charge:


                                  CONTINGENT
                                   DEFERRED
                                 SALES CHARGE
YEARS SHARES WERE HELD              (CDSC0
--------------------------------------------------------------------------------

Less than 1 year                      1%
One year or more                      0%





12b-1 FEES
Subject to 12b-1 fees* for 12 years, after which time your shares are converted to Class A Shares.


MINIMUM/MAXIMUM INVESTMENT AMOUNT
No minimum investment amount. Maximum permitted investment amount: $999,999


Under certain circumstances, the above requirements may be waived. These circumstances are discussed in the Statement of Additional Information.

* Each portfolio other than Alger Money Market Portfolio has adopted a plan under Rule 12b-1 that allows Classes B and C to pay distribution fees out of their assets on an on-going basis for the sale and distribution of their shares. These fees will increase the cost of your investment in Class B or C shares and may cost you more than paying other types of sales charges.

PURCHASING AND REDEEMING FUND SHARES

You can purchase or redeem some or all of your shares on any day the New York Stock Exchange is open. They will be processed at the NAV next calculated after your purchase or redemption request is received and accepted by the transfer agent. Ordinarily, the Fund will issue your redemption check within 7 days after the Transfer Agent accepts your redemption request. However, when you buy shares with a check or via TelePurchase or Automatic Investment Plan, no withdrawals can be made against those funds for 15 days. The Transfer Agent or Fund may reject any purchase order.

You may aggregate all the Class A shares you purchase in the Fund in order to obtain a reduced sales charge (as indicated above) if you provide sufficient information at the time of purchase for verification of your eligibility for the lower charge. If you intend to make an aggregate purchase of $100,000 or more over a period of 13 months or less, you can complete a letter of intent and return it to the Fund. Please contact the Fund for details before you buy shares.

Different ways to purchase and redeem are listed on the following chart. For telephone redemptions, the Fund and

Transfer Agent have procedures in place to be sure the instructions are genuine. They include requesting personal identification and recording calls. If the Fund and Transfer Agent follow these procedures, they are not liable for acting in good faith on telephone instructions.


INVESTMENT INSTRUCTIONS
TO OPEN AN ACCOUNT:
BY MAIL:
--------------------------------------------------------------------------------
(make checks payable to The Alger Fund) Mail your completed application and check to:
      Alger Shareholder Services, Inc.
      30 Montgomery Street
      Jersey City, NJ 07302


BY FED WIRE:
--------------------------------------------------------------------------------

Have your bank wire funds to State Street Bank & Trust Company. Contact Alger Shareholder Services for details.

Forward the completed New Account Application to Alger Shareholder Services stating that the account was established by wire transfer and the date and amount of the transfer.

CONTACT:
--------------------------------------------------------------------------------

CALL OR VISIT your broker dealer, investment adviser, or bank or other financial institution.

AUTOMATICALLY:
--------------------------------------------------------------------------------

Complete the Automatic Investment Plan option on your account application. Minimum automatic investment is $25.




VIA THE INTERNET:
--------------------------------------------------------------------------------

Visit  The  Alger  Fund  website  to  download  a  new  account   application  -
WWW.ALGERFUND.COM. Mail completed application with your investment to Alger Shareholder Services, Inc.


TO MAKE ADDITIONAL INVESTMENTS IN AN EXISTING ACCOUNT:

BY MAIL:
--------------------------------------------------------------------------------

Complete and return the Invest by Mail slip attached to your Alger Fund Statement and return slip with your investment to:

      Alger Shareholder Services, Inc.
      30 Montgomery Street
      Jersey City, NJ 07302

BY TELEPHONE OR FED WIRE:
--------------------------------------------------------------------------------

TELEPURCHASE* allows you to purchase shares by telephone (minimum $500, maximum $50,000) by filling out the appropriate section of the New Account Application or returning the Telephone Services Form. The funds will be transferred from your designated bank account to your Fund account normally within one business day.

                                             *Not available for retirement plans

WIRE - Have your bank wire funds to State Street Bank & Trust Company. Contact Alger Shareholder Services for details.

CONTACT:
--------------------------------------------------------------------------------

CALL OR VISIT your broker dealer, investment adviser, or bank or other financial institution.

AUTOMATICALLY:
--------------------------------------------------------------------------------

THE ALGER FUND AUTOMATIC INVESTMENT PLAN allows you to make automatic purchases on the 15th and/or the last business day of each month. Fill out appropriate information on the New Account Application or contact The Alger Fund to receive an Additional Services Form. Minimum automatic investment is $25.

GOVERNMENT DIRECT DEPOSIT* allows you to arrange direct deposit of U.S. federal government payments into your Fund account and PAYROLL SAVINGS PLAN* allows you to arrange direct deposit of a portion of your payroll directly to your Alger Fund Account. Call for a Payroll Savings Plan Form.

                                             *NOT AVAILABLE FOR RETIREMENT PLANS
VIA THE INTERNET:
--------------------------------------------------------------------------------

Visit the Alger Fund website to download all forms to add services to your account - WWW.ALGERFUND.COM. Mail your completed forms to Alger Shareholder Services, Inc.

TO REDEEM SHARES OF THE FUND:

BY MAIL:
--------------------------------------------------------------------------------

SEND a letter of instruction to Alger Shareholder Services, Inc. which includes

      -  your name
      -  account number
      -  Portfolio name (and class, if applicable)
      -  number of shares or dollar amount of redemption
      -  where to send the proceeds
      -  a signature guarantee is required if
            -- your redemption is for more than $5,000; or -- you want the check sent to a different address than the one we have on file; or
            -- you have changed your address on file within the past 60 days.


BY TELEPHONE:
--------------------------------------------------------------------------------

CALL 800-992-3863 to sell shares (unless you refuse this service on your New Account Application). The Fund will send you a check for amounts up to $5,000. You may receive a check or a wire for amounts over $5,000. Note, you cannot request a check if you have changed your address on file within the past 60 days.

TELEREDEMPTION* allows you to redeem shares by telephone by filling out the appropriate section of the New Account Application or returning the Telephone Services Form. The funds will be transferred to your bank account in an amount between $500 and $50,000, normally within 2 business days.

                                             *NOT AVAILABLE FOR RETIREMENT PLANS

CONTACT:
--------------------------------------------------------------------------------

CALL OR VISIT your broker dealer, investment adviser, or bank or other financial institution


AUTOMATICALLY:
--------------------------------------------------------------------------------

A SYSTEMATIC WITHDRAWAL PLAN allows you to receive regular monthly, quarterly or annual payments. Your account value must be at least $10,000, and the payments must be for $50 or more. The maximum monthly withdrawal is 1% of the correct account value in the Fund at the time you begin participation in the Plan.

VIA THE INTERNET:
--------------------------------------------------------------------------------

Visit the Alger Fund website to download all forms to add redemption privileges to your existing account - WWW.ALGERFUND.COM.

Mail your completed forms to Alger Shareholder Services, Inc.

The Fund may redeem some of your shares "in kind", which means that some of the proceeds will be paid with securities the Fund owns instead of cash.

For tax purposes, shares may be worth more or less than they were at the time you buy them. This means that you may realize a taxable gain or loss when you sell shares.


  MINIMUM INVESTMENTS

                            Initial        Subsequent
                           Investment      Investment
--------------------------------------------------------------------------------
  Regular account*             $0             $25
  Traditional IRA              $0             $25
  Roth IRA                     $0             $25
  Education IRA                $0             $25
  SIMPLE IRA                   $0             $25
  Keogh                        $0             $25
  401(k)                       $0             $25
  403(b)                       $0             $25
  Automatic Investment        $25             $25

* The minimum initial investment amount for the Money Market Portfolio (only) is $500. The minimum subsequent purchase amount for the portfolio is $25.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand each portfolio's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.




ALGER SMALL CAPITALIZATION PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD



                                                                     Class C                      Class A
                                                           ------------------------     -----------------------
                                                              Year       Three Months      Year        Ten Months
                                                              Ended          Ended         Ended          Ended
                                                           October 31,    October 31,   October 31,    October 31,
---------------------------------------------------------------------------------------------------------------------------
                                                              1998          1997(vi)       1998          1997(vi)
Net asset value, beginning of period                                         $10.38                     $   9.21
                                                                            -------                     --------
Net investment income (loss)                                                   (.03)                        (.04)

Net realized and unrealized
  gain (loss) on investments                                                   (.06)                        1.18
                                                                            -------                     --------
Total from investment operations                                               (.09)                        1.14
Distributions from net realized gains                                           --                            --
Net asset value, end of period                                               $10.29                     $  10.35
                                                                            =======                     ========
Total Return (iv)                                                              (.9%)                       12.4%
                                                                            =======                     ========
Ratios and Supplemental Data:
 Net assets, end of period (000's omitted)                                    $ 338                      $ 25,996
                                                                            =======                     ========
 Ratio of expenses to average net assets                                      2.09%                         1.38%
                                                                            =======                     ========
 Decrease reflected in above expense
  ratios due to expense reimbursements                                          --                            --
                                                                            -------                     --------
 Ratio of net investment income (loss)
  to average net assets                                                      (1.71%)                        (.93%)
                                                                            =======                     ========
 Portfolio Turnover Rate                                                    120.27%                       120.27%
                                                                            =======                     ========





                                                                               Class B (ii)
                                     -------------------------------------------------------------------------------------------
                                             Year Ended October 31,
--------------------------------------------------------------------------------------------------------------------------------
                                                          1998       1997        1996       1995       1994        1993
Net asset value, beginning of period                               $  10.86     $ 11.13     $ 7.62      $ 8.65     $ 6.88
                                                                   --------    --------   --------    --------   --------
Net investment income (loss)                                           (.11)       (.09)      (.13)       (.09)      (.08)

Net realized and unrealized
  gain (loss) on investments                                           1.28         .42       3.64        (.02)      1.85
                                                                   --------    --------   --------    --------   --------
Total from investment operations                                       1.17         .33       3.51        (.11)      1.77
Distributions from net realized gains                                 (1.74)       (.60)        --        (.92)        --
                                                                   --------    --------   --------    --------   --------
Net asset value, end of period                                      $ 10.29     $ 10.86    $ 11.13      $ 7.62     $ 8.65
                                                                   ========    ========   ========    ========   ========
Total Return (iv)                                                     12.9%        3.2%      46.2%       (1.1%)     25.8%
                                                                   ========    ========   ========    ========   ========
Ratios and Supplemental Data:
 Net assets, end of period (000's omitted)                         $580,651    $553,872   $463,718    $294,890   $300,108
                                                                   ========    ========   ========    ========   ========
 Ratio of expenses to average net assets                              2.14%       2.13%      2.11%       2.18%      2.13%
                                                                   ========    ========   ========    ========   ========
 Decrease reflected in above expense
  ratios due to expense reimbursements                                   --         --          --         --          --
                                                                   --------    --------   --------    --------   --------
 Ratio of net investment income (loss)
  to average net assets                                              (1.67%)     (1.59%)    (1.75%)     (1.51%)    (1.52%)
                                                                   ========    ========   ========    ========   ========
 Portfolio Turnover Rate                                            120.27%     153.35%     97.37%     131.86%    148.49%
                                                                   ========    ========   ========    ========   ========


                                                                               Class B (ii)
                                     -------------------------------------------------------------------------------------------
                                             Year Ended October 31,
--------------------------------------------------------------------------------------------------------------------------------
                                                            1992        1991       1990        1989
Net asset value, beginning of period                      $   6.97     $  4.33    $  5.91     $  3.58
                                                          --------     -------    -------     -------
Net investment income (loss)                                  (.11)(v)    (.03)      (.06)(v)      --

Net realized and unrealized
  gain (loss) on investments                                   .37        2.76       (.25)       2.33
                                                          --------     -------    -------     -------
Total from investment operations                               .26        2.73       (.31)       2.33
Distributions from net realized gains                         (.35)       (.09)     (1.27)         --
                                                          --------     -------    -------     -------
Net asset value, end of period                            $   6.88     $  6.97    $  4.33     $  5.91
                                                          ========     =======    =======     =======
Total Return (iv)                                             3.4%       63.7%      (7.1%)       65.1%(iii)
                                                          ========     =======    =======     =======
Ratios and Supplemental Data:
 Net assets, end of period (000's omitted)                $182,432     $61,273    $23,628     $11,990
                                                          ========     =======    =======     =======
 Ratio of expenses to average net assets                     2.17%       2.23%      2.66%       3.25%
                                                          ========     =======    =======     =======
 Decrease reflected in above expense
  ratios due to expense reimbursements                          --          --         --          --
                                                          ========     =======    =======     =======
 Ratio of net investment income (loss)
  to average net assets                                     (1.64%)    (1.37%)     (1.17%)    (1.92%)
                                                          ========     =======    =======     =======
 Portfolio Turnover Rate                                   121.00%     171.04%    252.66%     441.42%
                                                          ========     =======    =======     =======

(i) Class C Shares were initially offered August 1, 1997. Class A Shares were initially offered January 1, 1997.
(ii) Per share data have been adjusted to reflect the effect of a 3 for 1 stock split which occurred September 27, 1995.
(iii) Unaudited.
(iv)  Does not reflect the effect of any sales charges.
(v)   Amount was computed based on average shares outstanding during the period.
(vi)  Ratios have been annualized; total return has not been annualized.

ALGER MIDCAP GROWTH PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                                     Class C                      Class A
                                                           ------------------------     -----------------------
                                                              Year       Three Months      Year        Ten Months
                                                              Ended          Ended         Ended          Ended
                                                           October 31,    October 31,   October 31,    October 31,
---------------------------------------------------------------------------------------------------------------------------
                                                              1998          1997(ii)       1998          1997(ii)
Net asset value, beginning of period                                         $22.49                       $18.92
                                                                            -------                      -------
Net investment income (loss)                                                   (.03)                        (.10)

Net realized and unrealized gain (loss) on investments                         (.13)                        3.64
                                                                            -------                      -------
Total from investment operations                                               (.16)                        3.54
Distribution from net realized gains                                             --                           --
                                                                            -------                      -------
Net asset value, end of period                                               $22.33                       $22.46
                                                                            =======                      =======
Total Return (iii)                                                             (.7%)                       18.7%
                                                                            =======                      =======
Ratios and Supplemental Data:
 Net assets, end of period (000's omitted)                                     $ 84                       $5,436
                                                                            =======                      =======
 Ratio of expenses to average net assets                                      1.97%                        1.40%
                                                                            =======                      =======
 Decrease reflected in above expense
  ratio due to expense reimbursements (v)                                        --                           --
                                                                            =======                      =======
 Ratio of net investment income (loss)
  to average net assets                                                      (1.55%)                       (.83%)
                                                                            =======                      =======
 Portfolio Turnover Rate                                                    160.09%                      160.09%
                                                                            =======                      =======




                                                                               Class B (ii)
                                                    --------------------------------------------------------------------------------
                                                                                                             From
                                                                                                         May 24, 1993
                                                                                                         (commencement
                                                                                                       of operations) to
                                                    Year Ended October 31,                                October 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                    1998       1997        1996          1995          1994             1993(ii)
Net asset value, beginning of period                         $  18.87   $   18.94       $ 12.77       $  12.48          $ 10.00
                                                             --------    --------       -------        -------           ------
Net investment income (loss)                                     (.29)       (.25)(iv)     (.08)          (.11)            (.09)

Net realized and unrealized
  gain (loss) on investments                                     4.23        1.35          6.25            .68             2.57
                                                             --------    --------       -------        -------           ------
Total from investment operations                                 3.94        1.10          6.17            .57             2.48
Distribution from net realized gains                             (.48)      (1.17)           --           (.28)              --
                                                             --------    --------       -------        -------           ------
Net asset value, end of period                                $ 22.33     $ 18.87       $ 18.94        $ 12.77           $12.48
                                                             ========    ========       =======        =======           ======
Total Return (iii)                                              21.4%        6.4%         48.3%           4.7%            24.8%
                                                             ========    ========       =======        =======           ======
Ratios and Supplemental Data:
 Net assets, end of period (000's omitted)                   $166,475    $125,686       $54,016        $18,516           $3,836
                                                             ========    ========       =======        =======           ======
 Ratio of expenses to average net assets                        2.19%       2.27%         2.39%          3.20%            3.73%
                                                             ========    ========       =======        =======           ======
 Decrease reflected in above expense
  ratio due to expense reimbursements (v)                          --          --            --           .07%             .80%
                                                             ========    ========       =======        =======           ======
 Ratio of net investment income (loss)
  to average net assets                                        (1.58%)     (1.33%)       (1.71%)        (2.32%)         (2.86%)
                                                             ========    ========       =======        =======           ======
 Portfolio Turnover Rate                                      160.09%     113.95%       121.60%        127.40%           57.64%
                                                             ========    ========       =======        =======           ======

(i) Class C Shares were initially offered August 1, 1997. Class A Shares were initially offered January 1, 1997.
(ii)  Ratios have been annualized; total return has not been annualized.
(iii) Does not reflect the effect of any sales charges.
(iv)  Amount was computed based on average shares outstanding during the period.
(v) Represents expense reimbursements made pursuant to applicable state expense limits.

ALGER GROWTH PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD



                                                                     Class C                      Class A
                                                           ------------------------     -----------------------
                                                              Year       Three Months      Year        Ten Months
                                                              Ended          Ended         Ended          Ended
                                                           October 31,    October 31,   October 31,    October 31,
---------------------------------------------------------------------------------------------------------------------------
                                                              1998          1997(vi)       1998          1997(vi)
Net asset value, beginning of period                                        $ 11.98                       $ 9.40
                                                                            -------                      -------
Net investment income (loss)                                                   (.02)                        (.02)
Net realized and unrealized
  gain (loss) on investments                                                   (.46)                        2.20
                                                                            -------                      -------
Total from investment operations                                               (.48)                        2.18
Distributions from net realized gains                                            --                           --
                                                                            -------                      -------
Net asset value, end of period                                              $ 11.50                      $ 11.58
                                                                            =======                      =======
Total Return (iv)                                                             (4.0%)                       23.2%
                                                                            =======                      =======
Ratios and Supplemental Data:
 Net assets, end of period (000's omitted)                                    $ 199                      $52,307
                                                                            =======                      =======
 Ratio of expenses to average net assets                                      2.02%                        1.30%
                                                                            =======                      =======
 Decrease reflected in above expense
  ratios due to expense reimbursements                                           --                           --
                                                                            =======                      =======
 Ratio of net investment income (loss)
  to average net assets                                                      (1.43%)                       (.39%)
                                                                            =======                      =======
 Portfolio Turnover Rate                                                    128.26%                      128.26%
                                                                            =======                      =======

18



                                                                                     Class B (ii)
                                     -----------------------------------------------------------------------------------------------
                                                   Year Ended October 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                   1998       1997           1996          1995          1994           1993
Net asset value, beginning of period                       $   9.49      $    9.38      $   6.97       $   7.43       $  5.76
                                                           --------      --------       --------       -------        -------
Net investment income (loss)                                   (.13)          (.08)(v)      (.02)          (.07)(v)      (.02)
Net realized and unrealized
  gain (loss) on investments                                   2.44            .78          2.59            .35          1.70
                                                           --------      --------       --------       -------        -------
Total from investment operations                               2.31            .70          2.57            .28          1.68
Distributions from net realized gains                          (.30)          (.59)         (.16)          (.74)         (.01)
                                                           --------      --------       --------       -------        -------

Net asset value, end of period                             $  11.50      $    9.49      $   9.38       $   6.97       $  7.43
                                                           ========      ========       ========       =======        =======
Total Return (iv)                                             24.9%          8.1%          37.8%          4.1%          29.2%
                                                           ========      ========       ========       =======        =======
Ratios and Supplemental Data:
 Net assets, end of period (000's omitted)                 $304,984      $266,207       $154,284       $76,390        $37,988
                                                           ========      ========       ========       =======        =======
 Ratio of expenses to average net assets                      2.08%         2.08%          2.09%         2.20%          2.20%
                                                           ========      ========       ========       =======        =======
 Decrease reflected in above expense
  ratios due to expense reimbursements                           --            --             --            --             --
                                                           ========      ========       ========       =======        =======
 Ratio of net investment income (loss)
  to average net assets                                      (1.13%)        (.84%)        (1.03%)       (1.01%)       (1.16%)
                                                           ========      ========       ========       =======        =======
 Portfolio Turnover Rate                                    128.26%        94.91%        118.16%       103.86%        108.54%
                                                           ========      ========       ========       =======        =======




                                                                                     Class B (ii)
                                     ----------------------------------------------------------------------
                                                   Year Ended October 31,
-----------------------------------------------------------------------------------------------------------
                                                    1992           1991          1990           1989
Net asset value, beginning of period               $  5.77        $  4.25        $ 4.42         $ 3.48
                                                   -------        -------        ------         ------
Net investment income (loss)                          (.06)(v)       (.02)         (.02)          (.05)
Net realized and unrealized
  gain (loss) on investments                           .61           1.86          (.15)           .99
                                                   -------        -------        ------         ------
Total from investment operations                       .55           1.84          (.17)           .94
Distributions from net realized gains                 (.56)          (.32)           --             --
                                                   -------        -------        ------         ------
Net asset value, end of period                     $  5.76        $  5.77        $ 4.25         $ 4.42
                                                   =======        =======        ======         ======
Total Return (iv)                                     9.7%          45.8%         (4.0%)         27.0%(iii)
                                                   =======        =======        ======         ======
Ratios and Supplemental Data:
 Net assets, end of period (000's omitted)         $19,379        $10,213        $5,667         $5,463
                                                   =======        =======        ======         ======
 Ratio of expenses to average net assets             2.32%          2.70%         3.09%          3.32%
                                                   =======        =======        ======         ======
 Decrease reflected in above expense
  ratios due to expense reimbursements                  --             --            --             --
                                                   =======        =======        ======         ======
 Ratio of net investment income (loss)
  to average net assets                             (1.07%)       (1.06%)         (.68%)        (.70%)
                                                   =======        =======        ======         ======
 Portfolio Turnover Rate                            69.28%         76.06%        86.06%        106.73%
                                                   =======        =======        ======         ======

(i) Class C Shares were initially offered August 1, 1997. Class A Shares were initially offered January 1, 1997.
(ii) Per share data have been adjusted to reflect the effect of a 3 for 1 stock split which occurred September 27, 1995.
(iii) Unaudited.
(iv)  Does not reflect the effect of any sales charges.
(v)   Amount was computed based on average shares outstanding during the year.
(vi)  Ratios have been annualized; total return has not been annualized.

ALGER BALANCED PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD



                                                                     Class C                      Class A
                                                           ------------------------     -----------------------
                                                              Year       Three Months      Year        Ten Months
                                                              Ended          Ended         Ended          Ended
                                                          October 31,     October 31,   October 31,    October 31,
---------------------------------------------------------------------------------------------------------------------------
                                                              1998          1997(ii)       1998          1997(ii)
Net asset value, beginning of period                                        $ 16.88                      $ 13.99
                                                                            -------                      -------
Net investment income (loss)                                                   (.01)                         .05
Net realized and unrealized
 gain (loss) on investments                                                    (.38)                        2.54
                                                                            -------                      -------
Total from investment operations                                               (.39)                        2.59
                                                                            -------                      -------
Dividends from net investment income                                             --                           --
Distributions from net realized gains                                            --                           --
                                                                            -------                      -------
Total Distributions                                                              --                           --
                                                                            -------                      -------
Net asset value, end of period                                              $ 16.49                      $ 16.58
                                                                            =======                      =======
Total Return (iii)                                                           (2.31%)                       18.5%
                                                                            =======                      =======
Ratios and Supplemental Data:
Net assets, end of period (000's omitted)                                      $ 48                        $ 459
                                                                            =======                      =======
 Ratio of expenses to average net assets                                      2.77%                        2.10%
                                                                            =======                      =======
 Decrease reflected in above expense
  ratios due to expense reimbursements (v)                                       --                           --
                                                                            =======                      =======
 Ratio of net investment income (loss)
  to average net assets                                                       (.84%)                        .72%
                                                                            =======                      =======
 Portfolio Turnover Rate                                                    109.26%                      109.26%
                                                                            =======                      =======




                                                                              Class B (ii)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          From
                                                                                                                      June 1, 1992
                                                                                                                      (commencement
                                                                                                                     of operations)
                                                                                                                     to October 31,
------------------------------------------------------------------------------------------------------------------------------------
                                              1998       1997        1996       1995         1994          1993          1992(ii)
Net asset value, beginning of period                    $ 14.21    $  13.59     $10.65       $ 11.18       $ 9.95         $10.00
                                                        -------     -------     ------        ------       ------         ------
Net investment income (loss)                                 --         .12       (.02)(iv)     (.05)        (.01)          (.12)
Net realized and unrealized
 gain (loss) on investments                                2.67         .72       2.96          (.39)        1.24            .07
                                                        -------     -------     ------        ------       ------         ------
Total from investment operations                           2.67         .84       2.94          (.44)        1.23           (.05)
                                                        -------     -------     ------        ------       ------         ------
Dividends from net investment income                       (.06)       (.01)        --           --            --             --
Distributions from net realized gains                      (.34)       (.21)        --          (.09)          --             --
                                                        -------     -------     ------        ------       ------         ------
Total Distributions                                        (.40)       (.22)        --          (.09)          --             --
                                                        -------     -------     ------        ------       ------         ------
Net asset value, end of period                          $ 16.48    $  14.21     $13.59       $ 10.65       $11.18         $ 9.95
                                                        =======     =======     ======        ======       ======         ======
Total Return (iii)                                        19.3%        6.3%      27.6%         (4.0%)       12.4%          (0.5%)
                                                        =======     =======     ======        ======       ======         ======
Ratios and Supplemental Data:
Net assets, end of period (000's omitted)               $12,653     $13,492     $6,214        $3,073       $3,125         $1,370
                                                        =======     =======     ======        ======       ======         ======
 Ratio of expenses to average net assets                  2.89%       2.70%      3.34%         3.18%        3.82%          5.62%
                                                        =======     =======     ======        ======       ======         ======
 Decrease reflected in above expense
  ratios due to expense reimbursements (v)                   --          --       .24%            --         .75%           .75%
                                                        =======     =======     ======        ======       ======         ======
 Ratio of net investment income (loss)
  to average net assets                                    .04%        .47%      (.13%)        (.41%)      (.97%)         (3.07%)
                                                        =======     =======     ======        ======       ======         ======
 Portfolio Turnover Rate                                109.26%      85.51%     84.06%        84.88%      115.17%         17.07%
                                                        =======     =======     ======        ======       ======         ======

(i) Class C Shares were initially offered August 1, 1997. Class A Shares were initially offered January 1, 1997.
(ii) Ratios have been annualized; total return has not been annualized.
(iii)Does not reflect the effect of any sales charges.
(iv) Amount was computed based on average shares outstanding during the period.
(v) Represents expense reimbursements made pursuant to applicable state expense limits.

ALGER CAPITAL APPRECIATION PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD



                                                                     Class C                      Class A
                                                           ------------------------     -----------------------
                                                           Year          Three Months   Year           Ten Months
                                                           Ended             Ended      Ended             Ended
                                                           October 31,    October 31,   October 31,    October 31,
------------------------------------------------------------------------------------------------------------------
                                                              1998          1997(v)        1998          1997(v)
Net asset value, beginning of period                                    $     27.67                   $    21.59
                                                                         ----------                   ----------

Net investment income (loss)                                                   (.05)                        (.09)
Net realized and unrealized gain on investments                               (1.62)                        4.67
                                                                         ----------                   ----------
Total from investment operations                                              (1.67)                        4.58
Distributions from net realized gains                                           --                            --
                                                                         ----------                   ----------
Net asset value, end of period                                           $    26.00                   $    26.17
                                                                         ==========                   ==========
Total Return (iv)                                                             (6.0%)                       21.2%
                                                                         ==========                   ==========
Ratios and Supplemental Data:
 Net assets, end of period (000's omitted)                               $      631                   $   15,572
                                                                         ==========                   ==========
 Ratio of expenses excluding interest
   to average net assets                                                      2.18%                        1.45%
                                                                         ==========                   ==========
 Ratio of expenses including interest
   to average net assets                                                      2.25%                        1.53%
                                                                         ==========                   ==========
 Decrease reflected in above expense
  ratios due to expense reimbursements (vi)                                      --                           --
                                                                         ==========                   ==========
 Ratio of net investment income (loss)
  to average net assets                                                      (1.80%)                       (.85%)
                                                                         ==========                   ==========
 Portfolio Turnover Rate                                                    157.63%                      157.63%
                                                                         ==========                   ==========
 Average Commission Rate Paid                                            $    .0702                   $    .0702
                                                                         ==========                   ==========
 Amount of debt outstanding at end of period                                     --                           --
                                                                         ==========                   ==========
 Average amount of debt outstanding during the period                    $2,940,097                   $2,940,097
                                                                         ==========                   ==========
 Average daily number of shares
   outstanding during the period                                          7,739,199                    7,739,199
                                                                         ==========                   ==========
 Average amount of debt per share during the period                          $ 0.38                   $     0.38
                                                                         ==========                   ==========




                                                                                               Class B (ii)
                                                         ---------------------------------------------------------------------------
                                                         Year Ended October 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                         1998         1997                1996              1995            1994
Net asset value, beginning of period                               $    21.62         $    18.62          $  11.11        $  10.00
                                                                   ----------         ----------          --------        --------

Net investment income (loss)                                             (.33)              (.34)(iii)       (0.47)(iii)     (0.47)
Net realized and unrealized gain on investments                          4.85               3.88              7.98            1.58
                                                                   ----------         ----------          --------        --------
Total from investment operations                                         4.52               3.54              7.51            1.11
Distributions from net realized gains                                    (.14)              (.54)               --              --
                                                                   ----------         ----------          --------        --------
Net asset value, end of period                                        $ 26.00         $    21.62          $  18.62        $  11.11
                                                                   ==========         ==========          ========        ========
Total Return (iv)                                                       21.0%              19.5%             67.6%           11.1%
                                                                   ==========         ==========          ========        ========
Ratios and Supplemental Data:
 Net assets, end of period (000's omitted)                         $  212,895         $  150,258          $ 33,640        $  2,369
                                                                   ==========         ==========          ========        ========
 Ratio of expenses excluding interest
  to average net assets                                                 2.27%              2.44%             3.26%           4.13%
                                                                   ==========         ==========          ========        ========
 Ratio of expenses including interest
   to average net assets                                                2.38%              2.46%             3.54%           5.53%
                                                                   ==========         ==========          ========        ========
 Decrease reflected in above expense
  ratios due to expense reimbursements (vi)                                --                 --                --           0.85%
                                                                   ==========         ==========          ========        ========
 Ratio of net investment income (loss)
  to average net assets                                                (1.72%)            (1.61%)          (3.02%)          (5.12%)
                                                                   ==========         ==========          ========        ========
 Portfolio Turnover Rate                                              157.63%            162.37%           197.65%         231.99%
                                                                   ==========         ==========          ========        ========
 Average Commission Rate Paid                                         $ .0702            $ .0647
                                                                   ==========         ==========          ========        ========
 Amount of debt outstanding at end of period                               --         $7,700,000                --        $651,000
                                                                   ==========         ==========          ========        ========
 Average amount of debt outstanding during the period              $2,940,097         $  239,966          $293,153        $406,864
                                                                   ==========         ==========          ========        ========
 Average daily number of shares
   outstanding during the period                                    7,739,199          4,852,286           543,270         191,676
                                                                   ==========         ==========          ========        ========
 Average amount of debt per share during the period                $     0.38         $     0.05          $   0.54        $   2.12
                                                                   ==========         ==========          ========        ========

(i) Prior to March 27, 1995, the Capital Appreciation Portfolio was the Leveraged AllCap Portfolio.
(ii) Class C Shares were initially offered August 1, 1997. Class A Shares were initially offered January 1, 1997.
(iii) Amount was computed based on average shares outstanding during the year.
(iv)  Does not reflect the effect of any sales charges.
(v)   Ratios have been annualized; total return has not been annualized.
(vi) Represents expense reimbursements made pursuant to applicable state expense limits.

ALGER MONEY MARKET PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD



                                                     Year Ended October 31,
---------------------------------------------------------------------------------------------------------------------------
                                                              1998           1997          1996           1995
Net asset value, beginning of period                                      $ 1.0000       $ 1.0000       $ 1.0000
                                                                          --------       --------       -------=
Net investment income                                                        .0479          .0521          .0573
Dividends from net investment income                                        (.0479)        (.0521)        (.0573)
                                                                          --------       --------       --------
Net asset value, end of period                                            $ 1.0000       $ 1.0000       $ 1.0000
                                                                          ========       ========       ========
Total Return                                                                  4.9%           5.3%           5.9%
                                                                          ========       ========       ========
Ratios and Supplemental Data:
 Net assets, end of period (000's omitted)                                $179,407       $285,702       $185,822
                                                                          ========       ========       ========
 Ratio of expenses to average net assets                                      .81%           .41%           .29%
                                                                          ========       ========       ========
 Decrease reflected in above expense
  ratios due to expense reimbursements
  and management fee waivers                                                   --%           .38%           .50%
                                                                          ========       ========       ========
 Ratio of net investment income to average net assets                        4.76%          5.18%          5.73%
                                                                          ========       ========       ========




                                                                   Year Ended October 31,
--------------------------------------------------------------------------------------------------------------------------------
                                                 1994           1993          1992           1991          1990           1989
Net asset value, beginning of period           $ 1.0000       $ 1.0000      $ 1.0000       $ 1.0000       $ 1.0000       $1.0000
                                               --------       --------      --------       --------       --------       -------
Net investment income                             .0374          .0304         .0424          .0671          .0844         .0927
Dividends from net investment income             (.0374)        (.0304)       (.0424)        (.0671)        (.0844)       (.0927)
                                               --------       --------      --------       --------       --------       -------
Net asset value, end of period                 $ 1.0000       $ 1.0000      $ 1.0000       $ 1.0000       $ 1.0000       $1.0000
                                               ========       ========      ========       ========       ========       =======

Total Return                                       3.8%           3.1%          4.3%           6.9%           8.8%          9.7%(i)
                                               ========       ========      ========       ========       ========       =======
Ratios and Supplemental Data:
 Net assets, end of period (000's omitted)     $163,170       $126,567      $135,288       $160,898       $143,420       $69,581
                                               ========       ========      ========       ========       ========       =======
 Ratio of expenses to average net assets           .27%           .41%          .25%           .18%           .03%            --
                                               ========       ========      ========       ========       ========       =======
 Decrease reflected in above expense
  ratios due to expense reimbursements
  and management fee waivers                       .50%           .50%          .60%           .63%           .84%          .93%
                                               ========       ========      ========       ========       ========       =======
 Ratio of net investment income
   to average net assets                          3.78%          3.04%         4.30%          6.76%          8.37%         9.45%
                                               ========       ========      ========       ========       ========       =======

(i) Unaudited.

FOR FUND INFORMATION:

By telephone:   1-800-992-3863

By mail:        The Alger Fund
                1 World Trade Center
                Suite 9333
                New York, NY 10048

By Internet:    Text versions of Fund documents can be
                downloaded from the following sources:
                ++ The Fund: http://www.algerfund.com
                ++ SEC: http://www.sec.gov



STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about the Fund and its policies, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Fund's toll-free number or by writing to the address above. The Statement of Additional Information is on file with the Securities and Exchange Commission.


ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can receive free copies of these reports by calling the Fund's toll-free number or by writing to the address above.

Another way you can obtain copies is by visiting the SEC's Public Reference Room or by forwarding your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009. Information on the operation of the Public Reference Room is available by calling 1-800-SEC-0330.


DISTRIBUTOR: FRED ALGER & COMPANY, INCORPORATED

THE ALGER FUND
SEC FILE #811-6880

STATEMENT OF
ADDITIONAL INFORMATION
----------------------


                         |
                         | 1 WORLD TRADE CENTER
                         | SUITE 9333
                     LOGO| NEW YORK, NEW YORK 10048
                         | (800)992-FUND (992-3863)
                         |

================================================================================


    The Alger Fund (the "Fund") is a registered investment company--a mutual fund--that presently offers interests in the following six portfolios (the "Portfolios"):

                                       * Alger Money Market Portfolio
                                       * Alger Balanced Portfolio
                                       * Alger Growth Portfolio
                                       * Alger MidCap Growth Portfolio
                                       * Alger Small Capitalization Portfolio
                                       * Alger Capital Appreciation Portfolio

    With the exception of the Alger Money Market Portfolio, each Portfolio offers three classes of shares, each with a different combination of sales charges, ongoing fees and other features.

    The Fund's financial statements for the year ended October 31, 199_ are contained in its annual report to shareholders and are incorporated by reference into this Statement of Additional Information.

This Statement of Additional Information is not a Prospectus. This document contains additional information about The Alger Fund and supplements information in the Prospectus dated February 26, 1999. It should be read together with the Prospectus which may be obtained free of charge by writing or calling the Fund at the address or toll-free number shown above.

                                    CONTENTS

The Portfolios...........................................................     2
Investment Strategies and Policies.......................................     3
Net Asset Value..........................................................    11
Classes of Shares........................................................    13
Purchases................................................................    13
Redemptions..............................................................    16
Exchanges and Conversions................................................    18
Management...............................................................    21
Taxes....................................................................    23
Dividends................................................................    25
Custodian and Transfer Agent.............................................    25
Certain Shareholders.....................................................    25
Organization.............................................................    27
Determination of Performance.............................................    27
Appendix.................................................................   A-1


                                FEBRUARY 26, 1999

SAI28

THE PORTFOLIOS

ALGER MONEY MARKET PORTFOLIO

The Portfolio may invest in "money market" instruments including, certificates of deposit, time deposits and bankers' acceptances; U.S. Government securities; corporate bonds having less than 397 days remaining to maturity; and commercial paper, including variable rate master demand notes. The Portfolio may also enter into repurchase agreements, reverse repurchase agreements and firm commitment agreements.

The Portfolio will invest at least 95% of its total assets in money market securities which are rated within the highest credit category assigned by at least two established rating agencies (or one rating agency if the security is rated by only one) and will only invest in money market securities rated at the time of purchase within the two highest credit categories or, if not rated, of equivalent investment quality as determined by Fred Alger Management, Inc. ("Alger Management"), the Fund's investment manager. Alger Management subjects all securities eligible for investment to its own credit analysis and considers all securities purchased by the Portfolio to present minimal credit risks.

The Portfolio has a policy of maintaining a stable net asset value of $1.00. This policy has been maintained since its inception; however, the $1.00 price is not guaranteed or insured, nor is its yield fixed. The Portfolio generally purchases securities which mature in 13 months or less. The average maturity of the Portfolio will not be greater than 90 days.

The Portfolio's minimum initial and subsequent investments may be waived under certain circumstances.

ALGER SMALL CAPITALIZATION PORTFOLIO
Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the Russell 2000 Growth Index or the S&P SmallCap 600 Index, updated quarterly. Both indexes are broad indexes of small capitalization stocks. The Portfolio may invest up to 35% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization outside this combined range, and in excess of that amount (up to 100% of its assets) during temporary defensive periods.

ALGER MIDCAP GROWTH PORTFOLIO
Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the S&P MidCap 400 Index, updated quarterly. The S&P MidCap 400 Index is designed to track the performance of medium capitalization companies. The Portfolio may invest up to 35% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization outside the range of companies included in the S&P MidCap 400 Index and in excess of that amount (up to 100% of its assets) during temporary defensive periods.

ALGER GROWTH PORTFOLIO
Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization--present market value per share multiplied by the total number of shares outstanding--of $1 billion or greater. Accordingly, the Portfolio may invest up to 35% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization of less than $1 billion.

ALGER BALANCED PORTFOLIO
The Portfolio intends to invest based on combined considerations of risk, income, capital appreciation and protection of capital value. Normally, it will invest in common stocks and investment grade fixed income securities (preferred stock and debt securities), as well as securities convertible into common stocks. Except during temporary defensive periods, the Portfolio will maintain at least 25% of its net assets in fixed income (senior) securities. With respect to debt securities, the Portfolio will invest only in instruments which are rated in one of the four highest rating categories by any established rating agency, or if not rated, which are determined by Alger Management to be of comparable quality to instruments so rated.

The Portfolio may invest up to 35% of its total assets in money market instruments and repurchase agreements and in excess of that amount (up to 100% of its assets) during temporary defensive periods.

ALGER CAPITAL APPRECIATION PORTFOLIO
Except during temporary defensive periods, the Portfolio invests at least 85% of its net assets in equity securities of companies of any size.

The Portfolio may purchase put and call options and sell (write) covered call and put options on securities and securities indexes to increase gain and to hedge against the risk of unfavorable price movements, and may enter into futures contracts on securities indexes and purchase and sell call and put options on these futures contracts. The Portfolio may also borrow money (leverage) for the purchase of additional securities. The Portfolio may borrow only from banks and may not borrow in excess of one-third of the market value of its total assets, less liabilities other than such borrowing. These practices are deemed to be speculative and may cause the Portfolio's net asset value to be more volatile than the net asset value of a fund that does not engage in these activities.

IN GENERAL
Alger Small Capitalization Portfolio, Alger MidCap Growth Portfolio, Alger Growth Portfolio, Alger Capital Appreciation Portfolio, and the equity portion of Alger Balanced Portfolio seek to achieve their objectives by investing in equity securities, such as common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights. The Portfolios will invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. These companies may be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products or markets or may be companies providing products or services with a high unit volume growth rate. In order to afford the Portfolios the flexibility to take advantage of new opportunities for investments in accordance with their investment objectives and to meet redemptions, they may hold up to 15% of their net assets (35% of total assets, in the case of Alger Balanced Portfolio) in money market instruments and repurchase agreements and in excess of that amount (up to 100% of their assets) during temporary defensive periods. This amount may be higher than that maintained by other funds with similar investment objectives.

There is no guarantee that any Portfolio's objectives will be achieved.

INVESTMENT STRATEGIES AND POLICIES

CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The Prospectus discusses the investment objectives of each Portfolio and the primary strategies to be employed to achieve those objectives. This section contains supplemental information concerning the types of securities and other instruments in which the Portfolios may invest, the investment policies and portfolio strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.

U.S. GOVERNMENT OBLIGATIONS
Bills, notes, bonds, and other debt securities issued by the U.S. Treasury are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

U.S. GOVERNMENT AGENCY SECURITIES
These securities are issued or guaranteed by U.S. Government sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Administration, Federal Housing Administration and Maritime Administration. Some of these securities are supported by the full faith and credit of the U.S. Treasury; and the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

BANK OBLIGATIONS
These are certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates.

The Portfolios will not invest in any debt security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and
(iii) in the case of foreign banks, the security is, in the opinion of Fred Alger Management, Inc. ("Alger Management") the Fund's investment manager, of an investment quality comparable to other debt securities which may be purchased by the Portfolios. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

FOREIGN BANK OBLIGATIONS
Investments by the Portfolios in foreign bank obligations and obligations of foreign branches of domestic banks present certain risks, including the impact of future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls and/or the addition of other foreign governmental restrictions that might affect adversely the payment of principal and interest on these obligations. In addition, there may be less publicly available and reliable information about a foreign bank than about domestic banks owing to different accounting, auditing, reporting and recordkeeping standards. In view of these risks, Alger Management will carefully evaluate these investments on a case-by-case basis.

SHORT-TERM CORPORATE DEBT SECURITIES
These are outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

COMMERCIAL PAPER
These are short-term promissory notes issued by corporations primarily to finance short-term credit needs.

VARIABLE RATE MASTER DEMAND NOTES
These are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because these notes are direct lending arrangements between the Portfolio and the issuer, they are not normally traded. Although no active secondary market may exist for these notes, the Portfolio may demand payment of principal and accrued interest at any time or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy Alger Management that the same criteria for issuers of commercial paper are met. In addition, when purchasing variable rate master demand notes, Alger Management will consider the earning power, cash flows and other liquidity ratios of the issuers of the notes and will continuously monitor their financial status and ability to meet payment on demand. In the event an issuer of a variable rate master demand note were to default on its payment obligations, the Portfolio might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

REPURCHASE AGREEMENTS
Under the terms of a repurchase agreement, a Portfolio would acquire a high quality money market instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the instrument at an agreed price (including accrued interest) and time, thereby determining the yield during the Portfolio's holding period. Repurchase agreements may be seen to be loans by the Portfolio collateralized by the underlying instrument. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period and not necessarily related to the rate of return on the underlying instrument. The value of the underlying securities, including accrued interest, will be at least equal at all times to the total amount of the repurchase obligation, including interest. A Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or part of the income from the agreement. Alger Management, acting under the supervision of the Fund's Board of Trustees, reviews the credit worthiness of those banks and dealers with which the Portfolios enter into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.

REVERSE REPURCHASE AGREEMENTS (ALGER MONEY MARKET PORTFOLIO AND ALGER BALANCED PORTFOLIO)
Reverse repurchase agreements are the same as repurchase agreements except that, in this instance, the Portfolio would assume the role of seller/borrower in the transaction. Each Portfolio will maintain segregated accounts with the Fund's custodian consisting of cash or liquid securities that at all times are in an amount equal to its obligations under reverse repurchase agreements. The Portfolios will invest the proceeds in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the repurchase price of the securities. Under the Investment Company Act of 1940, as amended (the
"Act"), reverse repurchase agreements may be considered borrowings by the seller; accordingly, the Portfolio will limit its investments in reverse repurchase agreements and other borrowings to no more than one-third of its total assets.

FIRM COMMITMENT AGREEMENTS AND WHEN-ISSUED PURCHASES
Firm commitment agreements and "when-issued" purchases call for the purchase of securities at an agreed price on a specified future date and would be used, for example, when a decline in the yield of securities of a given issuer is anticipated and a more advantageous yield may be obtained by committing currently to purchase securities to be issued later. When the Portfolio purchases a security under a firm commitment agreement or on a when-issued basis it assumes the risk of any decline in value of the security occurring between the date of the agreement or purchase and the settlement date of the transaction. The Portfolio will not use these transactions for leveraging purposes and, accordingly, will segregate cash or liquid securities in an amount sufficient at all times to meet its purchase obligations under these agreements.

WARRANTS AND RIGHTS
Each Portfolio may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks. Warrants are freely transferable and are traded on the major securities exchanges.

RESTRICTED SECURITIES
Each Portfolio may invest in restricted securities governed by Rule 144A under the Securities Act of 1933. In adopting Rule 144A, the Securities and Exchange Commission specifically stated that restricted securities traded under Rule 144A may be treated as liquid for purposes of investment limitations if the board of trustees (or the fund's adviser acting subject to the board's supervision) determines that the securities are in fact liquid. The Board of Trustees has delegated its responsibility to Alger Management to determine the liquidity of each restricted security purchased pursuant to the Rule, subject to the Board of Trustees' oversight and review. Examples of factors that will be taken into account in evaluating the liquidity of a Rule 144A security, both with respect to the initial purchase and on an ongoing basis, will include, among others: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). Because institutional trading in restricted securities is relatively new, it is not possible to predict how institutional markets will develop. If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Fund's Portfolio could be adversely affected.

SHORT SALES
Each Portfolio other than Alger Money Market Portfolio may sell securities "short against the box." While a short sale is the sale of a security the Portfolio does not own, it is "against the box" if at all times when the short position is open the Portfolio owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

LENDING OF PORTFOLIO SECURITIES
Each Portfolio may lend securities to brokers, dealers and other financial organizations. The Portfolios will not lend securities to Alger Management or its affiliates. By lending its securities, a Portfolio can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in short-term securities or by earning income in the form of interest paid by the borrower when U.S. Government securities or letters of credit are used as collateral. Each Portfolio will adhere to the following conditions whenever its securities are loaned: (a) the Portfolio must receive at least 100 percent cash collateral or equivalent securities from the borrower; (b) the borrower must increase this collateral whenever the market value of the securities including accrued interest exceeds the value of the collateral; (c) the Portfolio must be able to terminate the loan at any time; (d) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (e) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Fund's Board of Trustees must terminate the loan and regain the right to vote the securities. A Portfolio bears a risk of loss in the event that the other party to a stock loan transaction defaults on its obligations and the Portfolio is delayed in or prevented from exercising its rights to dispose of the collateral including the risk of a possible decline in the value of the collateral securities during the period in which the Portfolio seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or a part of the income from the transaction.

FOREIGN SECURITIES
Each Portfolio other than Alger Money Market Portfolio may invest up to 20% of the value of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar-denominated securities of foreign issuers). Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealing between nations. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on these investments as compared to dividends paid to the Portfolio by domestic corporations. It should be noted that there may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than those in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations. Securities purchased on foreign exchanges may be held in custody by a foreign branch of a domestic bank.

OPTIONS (ALGER CAPITAL APPRECIATION PORTFOLIO)
The Portfolio may purchase put and call options and sell (write) covered put and call options on securities and securities indexes to increase gain or to hedge against the risk of unfavorable price movements, although, as in the past, it does not currently intend to rely on these strategies extensively, if at all.

A call option on a security is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the writer (seller) of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price during the option period. A put option on a security is a contract that, in return for the premium, gives the holder of the option the right to sell to the writer (seller) the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price during the option period.

The Portfolio will not sell options that are not covered. A call option written by the portfolio on a security is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written or (2) greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, U.S. Government securities or other high grade short-term obligations in a segregated account held with its custodian. A put option is "covered" if the Portfolio maintains cash or other high grade short-term obligations with a value equal to the exercise price in a segregated account held with its custodian, or else holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

If the Portfolio has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Portfolio has been assigned an exercise notice, the Portfolio will be unable to effect a closing purchase transaction. Similarly, if the Portfolio is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Portfolio so desires.

The Portfolio will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Portfolio will realize a loss from a closing transaction if the price of the transaction is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.

An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Portfolio will generally not purchase or write options that appear to lack an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Portfolio would have to exercise its option in order to realize any profit and would incur brokerage commissions upon the exercise of the options. If the Portfolio, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

In addition to options on securities, the Portfolio may also purchase and sell call and put options on securities indexes. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Portfolio is obligated, in return for the premium received, to make delivery of this amount. The Portfolio may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Portfolio will not purchase these options unless Alger Management is satisfied with the development, depth and liquidity of the market and Alger Management believes the options can be closed out.

Price movements in the Portfolio's securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and would depend, in part, on the ability of Alger Management to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indexes require settlement in cash, Alger Management might be forced to liquidate portfolio securities to meet settlement obligations.

Although Alger Management will attempt to take appropriate measures to minimize the risks relating to any trading by the Portfolio in put and call options, there can be no assurance that the Portfolio will succeed in any option trading program it undertakes.

STOCK  INDEX  FUTURES  AND  OPTIONS  ON  STOCK  INDEX  FUTURES  (ALGER   CAPITAL
APPRECIATION PORTFOLIO)

Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Portfolio, as seller, to deliver to the buyer the net cash amount called for in the contract at a specific future time. Put options on futures might be purchased to protect against declines in the market values of securities occasioned by a decline in stock prices and securities index futures might be sold to protect against a general decline in the value of securities of the type that comprise the index. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. While incidental to its securities activities, the Portfolio may use index futures as a substitute for a comparable market position in the underlying securities.

If the Fund uses futures, or options thereon, for hedging, the risk of imperfect correlation will increase as the composition of the Portfolio varies from the composition of the stock index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the stock index futures, the Portfolio may, if it uses a hedging strategy, buy or sell stock index futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the stock index futures has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect the Portfolio's net investment results if market movements are not as anticipated when the hedge is established.

An option on a stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract at a specified exercise price at any time prior to the expiration date of the option. The Portfolio will sell options on stock index futures contracts only as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or that there will be correlation between price movements in the options on stock index futures and price movements in the Portfolio's securities which are the subject of the hedge. In addition, any purchase by the Portfolio of such options will be based upon predictions as to anticipated market trends, which could prove to be inaccurate.

The Portfolio's use, if any, of stock index futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only, if at all, for bona fide hedging, risk management or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon will require the Portfolio to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on stock index futures involves payment of a premium for the option without any further obligation on the part of the Portfolio. If the Portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

The Portfolio will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Portfolio's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

BORROWING
Alger Capital Appreciation Portfolio may borrow money from banks and use it to purchase additional securities. This borrowing is known as leveraging. Leverage increases both investment opportunity and investment risk. If the investment gains on securities purchased with borrowed money exceed the interest paid on the borrowing, the net asset value of the Portfolio's shares will rise faster than would otherwise be the case. On the other hand, if the investment gains fail to cover the cost (including interest) of borrowings, or if there are losses, the net asset value of the Portfolio's shares will decrease faster than would otherwise be the case. The Portfolio may also borrow from banks for temporary or emergency purposes. The Portfolio is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If such asset coverage should decline below 300% as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

INVESTMENT RESTRICTIONS
The investment restrictions numbered 1 through 13 below have been adopted by the Fund with respect to each of the Portfolios as fundamental policies. Under the Act, a "fundamental" policy may not be changed without the vote of a "majority of the outstanding voting securities" of the Fund, which is defined in the Act as the lesser of (a) 67 percent or more of the shares present at a Fund meeting if the holders of more than 50 percent of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50 percent of the outstanding shares. The Portfolios' investment objectives are fundamental policies. A fundamental policy affecting a particular Portfolio may not be changed without the vote of a majority of the outstanding voting securities of the affected Portfolio. Investment restrictions 14 through 19 may be changed by vote of a majority of the Fund's Board of Trustees at any time.

The investment policies adopted by the Fund prohibit each Portfolio from:

1. Purchasing the securities of any issuer, other than U.S. Government securities, if as a result more than five percent of the value of the Portfolio's total assets would be invested in the securities of the issuer, except that up to 25 percent of the value of the Portfolio's (other than Alger Money Market Portfolio's) total assets may be invested without regard to this limitation.

2. Purchasing more than 10 percent of the outstanding voting securities of any one issuer or more than 10 percent of the outstanding voting securities of any class of any one issuer. This limitation shall not apply to investments in U.S. Government securities.

3. Selling securities short or purchasing securities on margin, except that the Portfolio may obtain any short-term credit necessary for the clearance of purchases and sales of securities. These restrictions shall not apply to transactions involving selling securities "short against the box."

4. Borrowing money, except that (a) all Portfolios may borrow for temporary or emergency purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount not exceeding 10 percent of the value of the Portfolio's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made; (b) Alger Money Market Portfolio and Alger Balanced Portfolio may engage in transactions in reverse repurchase agreements; and (c) Alger Capital Appreciation Portfolio may borrow from banks for investment purposes in order to leverage (see "Leveraging Through Borrowing" above). Whenever borrowings described in (a) exceed five percent of the value of the Portfolio's total assets, the Portfolio will not make any additional investments. Immediately after any borrowing, including reverse repurchase agreements, the Portfolio will maintain asset coverage of not- less than 300 percent with respect to all borrowings.

5. Pledging, hypothecating, mortgaging or otherwise encumbering more than 10 percent of the value of the Portfolio's total assets except in connection with borrowings as noted in 4(c) above. These restrictions shall not apply to transactions involving reverse repurchase agreements or the purchase of securities subject to firm commitment agreements or on a when-issued basis.

6. Issuing senior securities, except in connection with borrowings permitted under restriction 4.

7. Underwriting the securities of other issuers, except insofar as the Portfolio may be deemed to be an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

8. Making loans to others, except through purchasing qualified debt obligations, lending portfolio securities or entering into repurchase agreements.

9. Investing in securities of other investment companies, except as they may be acquired as part of a merger, consolidation, reorganization, acquisition of assets or offer of exchange.

10. Purchasing any securities that would cause more than 25 percent of the value of the Portfolio's total assets to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that (a) there shall be no limit on the purchase of U.S. Government securities, and (b) there shall be no limit on the purchase by Alger Money Market Portfolio of obligations issued by bank and thrift institutions described in the Prospectus and this Statement of Additional Information.

11. Investing in commodities, except that Alger Capital Appreciation Portfolio may purchase or sell stock index futures contracts and related options thereon if, thereafter, no more than 5 percent of its total assets are invested in margin and premiums.

12. Investing more than 10 percent (15 percent in the case of Alger Capital Appreciation Portfolio) of its net assets in securities which are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. However, securities with legal or contractual restrictions on resale may be purchased by Alger Money Market Portfolio if they are determined to be liquid, and such purchases would not be subject to the 10 percent limit stated above. The Board of Trustees will in good faith determine the specific types of securities deemed to be liquid and the value of such securities held in Alger Money Market Portfolio. Alger Money Market Portfolio will not purchase time deposits maturing in more than seven calendar days and will limit to no more than 10 percent of its assets its investment in time deposits maturing in excess of two business days, together with all other illiquid securities.

13. Purchasing or selling real estate or real estate limited partnerships, except that the Portfolio may purchase and sell securities secured by real estate, mortgages or interests therein and securities that are issued by companies that invest or deal in real estate.

14. Writing or selling puts, calls, straddles, spreads or combinations thereof, except that Alger Capital Appreciation Portfolio may buy and sell (write) in options.

15. Investing in oil, gas or other mineral exploration or development programs, except that the Portfolio may invest in the securities of companies that invest in or sponsor those programs.

16. Purchasing any security if, as a result, the Portfolio would then have more than five percent of its total assets invested in securities of issuers (including predecessors) that have been in continual operation for less than three years. This limitation shall not apply to investments in U.S. Government securities.

17. Making investments for the purpose of exercising control or management.

18. Investing in warrants, except that the Portfolio may invest in warrants if, as a result, the investments (valued at the lower of cost or market) would not exceed five percent of the value of the Portfolio's net assets, of which not more than two percent of the Portfolio's net assets may be invested in warrants not listed on a recognized domestic stock exchange. Warrants acquired by the Portfolio as part of a unit or attached to securities at the time of acquisition are not subject to this limitation.

19. Purchasing or retaining the securities of any issuer if, to the knowledge of the Fund, any of the officers, directors or trustees of the Fund or Alger Management individually owns more than .5 percent of the outstanding securities of the issuer and together they own beneficially more than five percent of the securities.

Shares of Alger Growth Portfolio, Alger Small Capitalization Portfolio and Alger MidCap Growth Portfolio are registered for sale in Germany. As long as Alger Growth Portfolio, Alger Small Capitalization Portfolio and Alger MidCap Growth Portfolio are registered in Germany, these Portfolios may not without prior approval of their shareholders:

    a. Invest in the securities of any other domestic or foreign investment company or investment fund except in connection with a plan of merger or consolidation with or acquisition of substantially all the assets of such other investment company or investment fund;

    b. Purchase or sell real estate or any interest therein, and real estate mortgage loans, except that the Portfolios may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies (other than real estate limited partnerships, real estate investment trusts and real estate funds) that invest in real estate or interests therein;

    c. Borrow money, except for temporary or emergency (but not leveraging) purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount not exceeding 10 percent of the value of the Portfolio's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made;

    d. Pledge, hypothecate, mortgage or otherwise encumber their assets except to secure indebtedness permitted under section c.;

    e.  Purchase securities on margin or make short sales; or;

    f.  Redeem their securities in kind.

These Portfolios will comply with the more restrictive policies required by the German regulatory authorities, as stated above, as long as such Portfolios are registered in Germany.

Except in the case of the 300 percent limitation set forth in Investment Restriction No. 4 and as may be stated otherwise, the percentage limitations contained in the foregoing restrictions and in the Fund's other investment policies apply at the time of the purchase of the securities and a later increase or decrease in percentage resulting from a change in the values of the securities or in the amount of the Portfolio's assets will not constitute a violation of the restriction.

PORTFOLIO TRANSACTIONS
Decisions to buy and sell securities and other financial instruments for a Portfolio are made by Alger Management, which also is responsible for placing these transactions, subject to the overall review of the Fund's Board of Trustees. Although investment requirements for each Portfolio are reviewed independently from those of the other accounts managed by Alger Management and those of the other Portfolios, investments of the type the Portfolios may make may also be made by these other accounts or Portfolios. When a Portfolio and one or more other Portfolios or accounts managed by Alger Management are prepared to invest in, or desire to dispose of, the same security or other financial instrument, available investments or opportunities for sales will be allocated in a manner believed by Alger Management to be equitable to each. In some cases, this procedure may affect adversely the price paid or received by a Portfolio or the size of the position obtained or disposed of by a Portfolio.

Transactions in equity securities are in many cases effected on U. S. stock exchanges and involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. Purchases and sales of money market instruments and debt securities usually are principal transactions. These securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. The cost of securities purchased from underwriters includes an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U. S. Government securities are generally purchased from underwriters or dealers, although certain newly-issued U. S. Government securities may be purchased directly from the U. S. Treasury or from the issuing agency or instrumentality.

To the extent consistent with applicable provisions of the Act and the rules and exemptions adopted by the Securities and Exchange Commission (the "SEC") thereunder, as well as other regulatory requirements, the Fund's Board of Trustees has determined that portfolio transactions will be executed through Fred Alger & Company, Incorporated ("Alger Inc.") if, in the judgment of Alger Management, the use of Alger Inc. is likely to result in price and execution at least as favorable as those of other qualified broker-dealers and if, in particular transactions, Alger Inc. charges the Portfolio involved a rate consistent with that charged to comparable unaffiliated customers in similar transactions. Such transactions will be fair and reasonable to the Portfolio's shareholders. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. Principal transactions are not entered into with affiliates of the Fund except pursuant to exemptive rules or orders adopted by the SEC.

In selecting brokers or dealers to execute portfolio transactions on behalf of a Portfolio, Alger Management seeks the best overall terms available. In assessing the best overall terms available for any transaction, Alger Management will consider the factors it deems relevant, including the breadth of the market in the investment, the price of the investment, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, Alger Management is authorized, in selecting parties to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services, as those terms are defined in section 28(e) of the Securities Exchange Act of 1934, provided to the Portfolio involved, the other Portfolios and/or other accounts over which Alger Management or its affiliates exercise investment discretion. The Fund will consider sales of its shares as a factor in the selection of broker-dealers to execute over-the-counter transactions, subject to the requirements of best price and execution. Alger Management's fees under its agreements with the Portfolios are not reduced by reason of its receiving brokerage and research service. The Fund's Board of Trustees will periodically review the commissions paid by the Portfolios to determine if the commissions paid over representative periods of time are reasonable in relation to the benefits inuring to the Portfolios. During the fiscal years ended October 31, 1996, 1997, and 1998, the Fund paid an aggregate of approximately ___________, ___________ and $_________ in brokerage commissions, of which approximately $1,554,261, $2,875,727 and $________ respectively, was paid to Alger Inc. The commissions paid to Alger Inc. during the fiscal year ended October 31, 1998 constituted 98% of the aggregate brokerage commissions paid by the Fund; during that year, 97% of the aggregate dollar amount of transactions by the Fund involving the payment of brokerage commissions was effected through Alger Inc. Alger Inc. does not engage in principal transactions with the Fund and, accordingly, received no compensation in connection with securities purchased or sold in that manner, which include securities traded in the over-the-counter markets, money market investments and most debt securities.

NET ASSET VALUE
The price of one share of a class is based on its "net asset value." The net asset value is computed by adding the value of the Portfolio's investments plus cash and other assets allocable to the class, deducting applicable liabilities and then dividing the result by the number of its shares outstanding. The net asset value of a share of a given class may differ from that of one or more other classes. Net asset value is calculated as of the close of business (normally 4:00 p.m. Eastern time) or, for Alger Money Market Portfolio, as of 12:00 noon Eastern time on each day the NYSE is open.

Purchases for Alger Money Market Portfolio will be processed at the net asset value calculated after your order is received and accepted. If your purchase is made by wire and is received by 12:00 noon Eastern time, your account will be credited and begin earning dividends on the day of receipt. If your wire purchase is received after 12:00 noon Eastern time, it will be credited and begin earning dividends the next business day. Exchanges are cred-ited the day the request is received by mail or telephone, and begin earning dividends the next business day. If your purchase is made by check, and received by the close of business of the NYSE (normally 4:00 p.m. Eastern time), it will be credited and begin earning dividends the next business day.

Purchases for the other Portfolios will be based upon the next net asset value calculated for each class after your order is received and accepted. If your purchase is made by check, wire or exchange and is received by the close of business of the NYSE (normally 4:00 p.m. Eastern time), your account will be credited on the day of receipt. If your purchase is received after such time, it will be credited the next business day.

Third-party checks will not be honored except in the case of employer-sponsored retirement plans. You will be charged a fee for any check returned by your bank.

The New York Stock Exchange ("NYSE") is generally open on each Monday through Friday, except (i) New Year's Day, Martin Luther King, Jr. Day, Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in
May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.

The assets of the Portfolios other than Alger Money Market Portfolio are generally valued on the basis of market quotations. Securities whose principal market is on an exchange or in the over-the-counter market are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price or, in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when the Fund's Board of Trustees believes that these prices reflect the fair market value of the securities. Other investments and other assets, including restricted securities and securities for which market quotations are not readily available, are valued at fair value under procedures approved by the Fund's Board of Trustees. Short- term securities with maturities of 60 days or less are valued at amortized cost, as described below, which constitutes fair value as determined by the Fund's Board of Trustees.

The valuation of the securities held by Alger Money Market Portfolio, as well as money market instruments with maturities of 60 days or less held by the other Portfolios, is based on their amortized cost which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Portfolio would receive if it sold the instrument.

Alger Money Market Portfolio's use of the amortized cost method of valuing its securities is permitted by a rule adopted by the SEC. Under this rule, the Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of less than 397 days, as determined in accordance with the provisions of the rule, and invest only in securities determined by Alger Management, acting under the supervision of the Fund's Board of Trustees, to be of high quality with minimal credit risks.

Pursuant to the rule, the Fund's Board of Trustees also has established procedures designed to stabilize, to the extent reasonably possible, Alger Money Market Portfolio's price per share as computed for the purpose of sales and redemptions at $1.00. These procedures include review of the Portfolio's holdings by the Fund's Board of Trustees, at such intervals as it deems appropriate, to determine whether the Portfolio's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost.

The rule also provides that the extent of any deviation between the Portfolio's net asset value based on available market quotations or market equivalents and $1.00 per share net asset value based on amortized cost must be examined by the Fund's Board of Trustees. In the event the Fund's Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, pursuant to the rule the Fund's Board of Trustees must cause the Portfolio to take such corrective action as the Fund's Board of Trustees regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or paying distributions from capital or capital gains, redeeming shares in kind or establishing net asset value per share by using available market quotations.

CLASSES OF SHARES

As described in the Prospectus, the equity portfolios of the Fund have three classes of shares: Class A Shares, which are generally subject to a front-end load, and Class B and Class C Shares, which are generally subject to a back-end load.

CLASS A SHARES
From time to time, Alger Inc. may reallow to brokers or financial intermediaries all or substantially all of the initial sales charge. To the extent that it does so, such persons may be deemed to be underwriters of the Fund as defined in the Securities Act of 1933, as amended.

CONVERSION OF CLASS B AND CLASS C SHARES
Class B and Class C Shares will automatically convert to Class A Shares eight and twelve years, respectively, after the end of the calendar month in which the order to purchase was accepted and will thereafter not be subject to the original Class's Rule 12b-1 fees. The conversion will be completed on the basis of the relative net asset values per share without the imposition of any sales charge, fee or other charge. At conversion, a proportionate amount of shares representing reinvested dividends and reinvested capital gains will also be converted into Class A Shares. Because Alger Money Market Portfolio is not subject to any distribution fees, the running of the applicable conversion period is suspended for any period of time in which shares received in exchange for Class B or Class C Shares are held in that Portfolio. For purposes of determining the conversion date of Class B Shares outstanding prior to August 1, 1997, such shares will be deemed to have been held for either eight years or the period (adjusted as set forth in the preceding sentence) since their purchase acceptance, whichever is shorter. Accordingly, all Class B Shares outstanding for at least eight years as of August 28, 1997 were converted to Class A Shares on August 28, 1997.

The conversion of Class B Shares and Class C Shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of shares does not constitute a taxable event under Federal income tax laws. The conversion of Class B and Class C Shares may be suspended if such an opinion is no longer available.

PURCHASES Shares of the Portfolios are offered continuously by the Fund and are distributed on a best efforts basis by Alger Inc. as principal underwriter for the Fund pursuant to distribution agreements (the "Distribution Agreements"). Under the Distribution Agreements, Alger Inc. bears all selling expenses, including the costs of advertising and of printing prospectuses and distributing them to prospective shareholders. Each of the officers of the Fund and Messrs. David D. Alger and Fred M. Alger III, Trustees of the Fund, are "affiliated persons," as defined in the Act, of the Fund and of Alger Inc.

DISTRIBUTION PLANS
As stated in the Prospectus, in connection with the distribution activities of Alger Inc. in respect of the Fund's Class B and Class C Shares, respectively, the Fund has adopted two Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the Act, one for each class. In each case, the Rule 12b-1 fee, sometimes described as an "asset-based sales charge," allows investors to buy shares without an initial sales charge while allowing Alger Inc. to compensate dealers that sell Class B or C Shares of the Portfolios. Typically, Alger Inc., in its discretion or pursuant to dealer agreements, pays sales commissions of up to 4.75% of the amount invested in Class B Shares, and up to 1% of the amount invested in Class C Shares, to dealers from its own resources at the time of sale and pays continuing commissions after purchase to dealers selling Class C Shares. For Class B Shares, Alger Inc. retains the asset-based sales charge to recoup the sales commissions and other sales-related expenses its pays. For Class C Shares, the asset-based sales charge is retained by Alger Inc. in the first year after purchase; in subsequent years, all or a portion of it typically is paid to the dealers who sold the Class C Shares. In some cases, the selling dealer is Alger Inc. Any CDSCs on Class B Shares received by Alger Inc. will reduce the amount to be reimbursed under the Class B Plan. Under the Class B Plan, any excess distribution expenses may be carried forward, with interest, and reimbursed in future years. At October 31, 1998, the following approximate amounts were carried forward under the Class B Plan: Alger Small Capitalization Portfolio--$___________ (__% of net assets); Alger MidCap Growth Portfolio--$___________ (__% of net assets); Alger Growth Portfolio--$___________ (__% of net assets); Alger Balanced Portfolio--$___________ (__% of net assets); and Alger Capital Appreciation Portfolio--$___________ (__% of net assets).

Reimbursable distribution expenses covered under the Class B Plan may include payments made to and expenses of persons who are engaged in, or provide support services in connection with, the distribution of the class's shares, such as answering routine telephone inquiries for prospective shareholders; compensation in the form of sales concessions and continuing compensation paid to securities dealers whose customers hold shares of the class; costs related to the formulation and implementation of marketing and promotional activities, including direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; costs of printing and distributing prospectuses and reports to prospective shareholders of the class; costs involved in preparing, printing and distributing sales literature for the class; and costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities on behalf of the class that the Fund deems advisable.

Historically, distribution expenses incurred by Alger Inc. have exceeded the Class B assets available for reimbursement under the Plan; it is possible that in the future the converse may be true. Distribution expenses incurred in a year in respect of Class B Shares of a Portfolio in excess of contingent deferred sales charges ("CDSCs") received by Alger Inc. relating to redemptions of shares of the class during that year and .75 percent of the class' average daily net assets may be carried forward and sought to be reimbursed in future years. Interest at the prevailing broker loan rate may be charged to the applicable Portfolio's Class B Shares on any expenses carried forward and those expenses and interest will be reflected as current expenses on the Portfolio's statement of operations for the year in which the amounts become accounting liabilities, which is anticipated to be the year in which these amounts are actually paid. Although the Fund's Board of Trustees may change this policy, it is currently anticipated that payments under the Plan in a year will be applied first to distribution expenses incurred in that year and then, up to the maximum amount permitted under the Plan, to previously incurred but unreimbursed expenses carried forward plus interest thereon.

The Plan for Class C Shares annually pays a flat percentage (up to .75 percent) of the class's average daily net assets to Alger Inc., regardless of whether the associated distribution expenses incurred are higher or lower than the fee. No excess distribution expense shall be carried forward to subsequent years under this Plan. Distribution services for which Alger Inc. is compensated under the Class C Plan may include, but are not limited to, organizing and conducting sales seminars, advertising programs, payment of finders' fees, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature, overhead, supplemental payments to dealers and other institutions as asset-based sales charges or as payments of commissions or service fees, and the costs of administering the Plan.

Alger Inc. has acknowledged that payments under the Plans are subject to the approval of the Fund's Board of Trustees and that no Portfolio is contractually obligated to make payments in any amount or at any time, including payments in reimbursement of Alger Inc. for expenses and interest thereon incurred in a prior year.

Under their terms, the Plans remain in effect from year proved in each case annually by vote of the Fund's Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan ("Independent Trustees"). A Plan may not be amended to increase materially the amount to be spent for the services provided by Alger Inc. without the approval of shareholders of the applicable class, and all material amendments of a Plan must be approved by the Trustees in the manner described above. A Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees or, with respect to the Class B or Class C Shares of any Portfolio to which a Plan relates, by a vote of a majority of the outstanding voting securities of the class, on not more than thirty days' written notice to any other party to the Plan. If a Plan is terminated, or not renewed with respect to any one or more Portfolios, it may continue in effect with respect to the Class B or Class C Shares of any Portfolio as to which it has not been terminated, or has been renewed. Alger Inc. will provide to the Board of Trustees quarterly reports of amounts expended under each Plan and the purpose for which such expenditures were made. During the fiscal year ended October 31, 1998, the Fund reimbursed $_________ to Alger Inc. as the Fund's underwriter, under the provisions of the Class B Shares' Plan. Alger Inc.'s selling expenses during that period totaled $____________ which consisted of $_________ in printing and mailing of prospectuses and other sales literature to prospective investors; $____________ in advertising; $___________ in compensation to dealers; $_________ in compensation to sales personnel; $_________ in other marketing expenses; and $___________ in interest, carrying or other financing charges. If in any month, the costs incurred by Alger Inc. are in excess of the distribution expenses charged to Class B Shares of a Portfolio, the excess may be carried forward, with interest, and sought to be paid in future periods. During the fiscal year ended October 31, 1998, the Fund paid $______ to Alger Inc. under the provisions of the Class C Shares' plan.

SHAREHOLDER SERVICING AGREEMENT
Payments under the Shareholder Servicing Agreement are not tied exclusively to the shareholder servicing expenses actually incurred by Alger Inc. and the payments may exceed expenses actually incurred by Alger Inc. The Fund's Board of Trustees evaluates the appropriateness of the Shareholder Servicing Agreement and its payment terms on a continuing basis and in doing so considers all relevant factors, including expenses borne by Alger Inc. and the amounts it receives under the Shareholder Servicing Agreement. During the Fund's fiscal year ended October 31, 1998, the Fund paid approximately $____________ to Alger Inc. under the Shareholder Servicing Agreement.

EXPENSES OF THE FUND
Each Portfolio will bear its own expenses. Operating expenses for each Portfolio generally consist of all costs not specifically borne by Alger Management, including investment management fees, fees for necessary professional and brokerage services, costs of regulatory compliance and costs associated with maintaining legal existence and shareholder relations. In addition, Class B and Class C of each Portfolio other than Alger Money Market Portfolio may pay Alger Inc. for expenses incurred in distributing shares of that class and each such Portfolio may compensate Alger Inc. for servicing shareholder accounts. Fundwide expenses not identifiable to any particular portfolio or class will be allocated in a manner deemed fair and equitable by the Board of Trustees. From time to time, Alger Management, in its sole discretion and as it deems appropriate, may assume certain expenses of one or more of the Portfolios while retaining the ability to be paid by the applicable Portfolio for such amounts prior to the end of the fiscal year. This will have the effect of lowering the applicable Portfolio's overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are assumed or reimbursed, as the case may be.

PURCHASES THROUGH PROCESSING ORGANIZATIONS
When shares are purchased this way, the Processing Organization, rather than its customer, may be the shareholder of record of the shares. The minimum initial and subsequent investments in classes of the Portfolios for shareholders who invest through a Processing Organization will be set by the Processing Organization. Processing Organizations may charge their customers a fee in connection with services offered to customers.

TELEPURCHASE PRIVILEGE
The price the shareholder will receive will be the price next computed after Alger Shareholder Services, Inc. (the "Transfer Agent") receives the investment from the shareholder's bank, which is normally one banking day. While there is no charge to shareholders for this service, a fee will be deducted from a shareholder's Fund account in case of insufficient funds. This privilege may be terminated at any time without charge or penalty by the shareholder, the Fund, the Transfer Agent or Alger Inc. Class A Share purchases will remain subject to the initial sales charge.

AUTOMATIC INVESTMENT PLAN
While there is no charge to shareholders for this service, a fee will be deducted from a shareholder's Fund account in the case of insufficient funds. A shareholder's Automatic Investment Plan may be terminated at any time without charge or penalty by the shareholder, the Fund, the Transfer Agent or Alger Inc. Class A Share purchases will remain subject to the initial sales charge. AUTOMATIC EXCHANGE PLAN There is no charge to shareholders for this service. A shareholder's Automatic Exchange Plan may be terminated at any time without charge or penalty by the shareholder, the Fund, the Transfer Agent or Alger Inc. If the automatic exchange amount exceeds the Alger Money Market Portfolio balance, any remaining balance in Alger Money Market Portfolio will be exchanged. Shares held in certificate form are not eligible for this service. Class A Share purchases will remain subject to the front-end load.

RIGHT OF ACCUMULATION (CLASS A SHARES)
Class A Shares of the Fund may be purchased by "any person" (as defined above) at a reduced sales charge as determined by aggregating the dollar amount of the new purchase and the current value (at offering price) of all Class A Shares of the Fund then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

LETTER OF INTENT (CLASS A SHARES)
A Letter of Intent ("LOI") contemplating aggregate purchases of $100,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period, provided that the investor refers to such LOI when placing orders. For purposes of a LOI, the "Purchase Amount" as referred to in the preceding sales charge table includes purchases of all Class A Shares of the Fund offered with a sales charge over the following 13 months. An alternative is to compute the 13-month period starting up to 90 days before the date of execution of the LOI.

The minimum initial investment under the LOI is 5% of the total LOI amount. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. Shares purchased with the first 5% of the total LOI amount will be held in escrow by the Transfer Agent to assure any necessary payment of a higher applicable sales charge if the investment goal is not met. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed.

REDEMPTIONS
The right of redemption of shares of a Portfolio may be suspended or the date of payment postponed for more than seven days (a) for any periods during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the Portfolio normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of the Portfolio's investments or determination of its net asset values not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the Fund's shareholders.

No interest will accrue on amounts represented by uncashed distribution or redemption checks.

CHECK REDEMPTION PRIVILEGE (ALGER MONEY MARKET PORTFOLIO)
You may redeem shares in your Alger Money Market Portfolio account by writing a check for at least $500. Dividends are earned until the check clears. If you mark the appropriate box on the New Account Application and sign the signature card, the Fund will send you redemption checks. There is no charge for the first five checks you write in any one calendar year. You will be charged $2.50 for each additional check you write.

Your redemption may be reduced by any applicable CDSC (see "Contingent Deferred Sales Charge"). If your account is not adequate to cover the amount of your check and any applicable CDSC, the check will be returned marked insufficient funds. As a result, checks should not be used to close an account. Shares held in any Alger retirement plan and shares issued in certificate form are not eligible for this service. Unless investors elect otherwise, checks drawn on jointly-owned accounts will be honored with the signature of either of the joint owners. Shareholders should be aware that use of the check redemption procedure does not give rise to a banking relationship between the shareholder and the Transfer Agent, which will be acting solely as transfer agent for the Portfolio; nor does it create a banking relationship between the shareholder and the Fund. When a check is presented to the Transfer Agent for payment, the Transfer Agent, as the investor's agent, will cause the Fund to redeem a sufficient number of shares from the investor's account to cover the amount of the check.

Shares for which stock certificates have been issued may not be redeemed by check. An investor's account with Alger Money Market Portfolio will be reduced by any CDSC applicable to any redemption, including a redemption by check. The check redemption privilege may be modified or terminated at any time by the Fund or by the Transfer Agent.

TELEPHONE REDEMPTIONS
You automatically have the ability to make redemptions by telephone unless you refuse the telephone redemption privilege. To sell shares by telephone, please call (800) 992-3863. If your redemption request is received before 12:00 noon Eastern time for Alger Money Market Portfolio, your redemption proceeds will generally be mailed on the next business day. Redemption requests for Portfolios other than Alger Money Market Portfolio received prior to the close of business of the NYSE (normally 4:00 p.m. Eastern time) will generally be mailed on the next business day. Requests received after 12:00 noon Eastern time for Alger Money Market Portfolio will generally be mailed on the business day following the next business day. Shares held in any Alger retirement plan and shares issued in certificate form are not eligible for this service.

Redemption proceeds are mailed to the address of record. Any request for redemption proceeds to be sent to the address of record must be in writing with the signature(s) guaranteed if made within 60 days of changing your address. Redemption requests made before 12:00 noon Eastern time for Alger Money Market Portfolio will not receive a dividend for that day. The Fund, the Transfer Agent and their affiliates are not liable for acting in good faith on telephone instructions relating to your account, so long as they follow reasonable procedures to determine that the telephone instructions are genuine. Such procedures may include recording the telephone calls and requiring some form of personal identification. You should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement.

REDEMPTIONS IN KIND
Payment for shares tendered for redemption is ordinarily made in cash. However, if the Board of Trustees of the Fund determines that it would be detrimental to the best interest of the remaining shareholders of the Portfolio to make payment of a redemption order wholly or partly in cash, the Portfolio may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the Portfolio, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. The Fund has elected to be governed by Rule 18f-1 under the Act, pursuant to which a Portfolio is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Portfolio during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value its portfolio securities and such valuation will be made as of the time the redemption price is determined.

CONTINGENT DEFERRED SALES CHARGE
No CDSC is imposed on the redemption of shares of Alger Money Market Portfolio, except that shares of the Portfolio acquired in exchange for shares of the other Portfolios will bear any CDSC that would apply to the exchanged shares.

With respect to Class B Shares, there is no initial sales charge on purchases of shares of any Portfolio, but a CDSC may be charged on certain redemptions. The CDSC is imposed on any redemption that causes the current value of your account in the Class B shares of the Portfolio to fall below the amount of purchase payments made during a six-year holding period.

Certain Class A Shares also are subject to a CDSC. Those Class A Shares purchased in an amount of $1 million or more which have not been subject to the Class's initial sales charge and which have not been held for a full year are subject to a CDSC of 1% at the time of redemption.

Class C Shares have no initial sales charge but are subject to a CDSC of 1% if redeemed within one year of purchase.

For purposes of the CDSC, it is assumed that the shares of the Portfolio from which the redemption is made are the shares of that Portfolio which result in the lowest charge, if any.

Redemptions of shares of each of the Portfolios are deemed to be made first from amounts, if any, to which a CDSC does not apply. There is no CDSC on redemptions of (i) shares that represent appreciation on your original investment, or (ii) shares purchased through reinvestment of dividends and capital gains. Since no charge is imposed on shares purchased and retained in Alger Money Market Portfolio, you may wish to consider redeeming those shares, if any, before redeeming shares that are subject to a CDSC.

WAIVERS OF SALES CHARGES
No initial sales charge (Class A) or CDSC (Class A, B or C) is imposed on purchases or redemptions (1) by (i) employees of Alger Inc. and its affiliates,
(ii) IRAs, Keogh Plans and employee benefit plans for those employees and (iii) spouses, children, siblings and parents of those employees and trusts of which those individuals are beneficiaries, as long as orders for the shares on behalf of those individuals and trusts were placed by the employees; (2) by (i) accounts managed by investment advisory affiliates of Alger Inc. that are registered under the Investment Advisers Act of 1940, as amended, (ii) employees, participants and beneficiaries of those accounts, (iii) IRAs, Keogh
Plans and employee benefit plans for those employees, participants and beneficiaries and (iv) spouses and minor children of those employees, participants and beneficiaries as long as orders for the shares were placed by the employees, participants and beneficiaries; (3) by directors or trustees of any investment company for which Alger Inc. or any of its affiliates serves as investment adviser or distributor; (4) of shares held through defined contribution plans as defined by ERISA; (5) by an investment company registered under the 1940 Act in connection with the combination of the investment company with the Fund by merger, acquisition of assets or by any other transaction; (6) by registered investment advisers for their own accounts; (7) by registered investment advisers, banks, trust companies and other financial institutions on behalf of their clients; (8) by a Processing Organization, as shareholder of record on behalf of (i) investment advisers or financial planners trading for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services and clients of such investment advisers or financial planners trading for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the Processing Organization, and (ii) retirement and deferred compensation plans and trusts used to fund those plans; (9) by registered representatives of broker-dealers which have entered into Selected Dealer Agreements with Alger Inc., and their spouses, children, siblings and parents; and (10) of Class A shares purchased with he proceeds of a redemption of shares of a mutual fund other than the Fund, if an initial or deferred sales charge was paid in connection with the investment in the other fund and the redemption from the other fund occurred within 90 days of the purchase of Class A shares.

Investors purchasing Class A Shares subject to one of the foregoing waivers are required to claim and sub-stantiate their eligibility for the waiver at the time of purchase. It is also the responsibility of shareholders redeeming shares otherwise subject to a CDSC but qualifying for a waiver of the charge to assert this status at the time of redemption. Information regarding these procedures is available by contacting the Fund at (800) 992-3863.

CERTAIN WAIVERS OF THE CONTINGENT DEFERRED SALES CHARGE
Any CDSC which otherwise would be imposed on redemptions of Fund shares will be waived in certain instances, including (a) redemptions of shares held at the time a shareholder becomes disabled or dies, including the shares of a shareholder who owns the shares with his or her spouse as joint tenants with right of survivorship, provided that the redemption is requested within one year after the death or initial determination of disability, (b) redemptions in connection with the following retirement plan distributions: (i) lump-sum or other distri- butions from a qualified corporate or Keogh retirement plan following retirement, termination of employment, death or disability (or in the case of a five percent owner of the employer maintaining the plan, following attainment of age 70l/2); (ii) required distributions from an Individual Retirement Account ("IRA") following the attainment of age 70l/2 or from a custodial account under Section 403(b)(7) of the Internal Revenue Code of 1986, following the later of retirement or attainment of age 70l/2; and (iii) a tax-free return of an excess contribution to an IRA, and (c) systematic withdrawal payments. For purposes of the waiver described in (a) above, a person will be deemed "disabled" if the person is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or to be of long-continued and indefinite duration.

Shareholders claiming a waiver must assert their status at the time of redemption.

REINSTATEMENT PRIVILEGE
A shareholder who has redeemed shares in the Fund may reinvest all or part of the redemption proceeds in the Fund without an initial sales charge and receive a credit for any CDSC paid on the redemption, provided the reinvestment is made within 30 days after the redemption. Reinvestment will be at the net asset value of the Portfolio next determined upon receipt of the proceeds and letter requesting this privilege be exercised, subject to confirmation of the shareholder's status or holdings, as the case may be. You will also receive a pro rata credit for any CDSC imposed. This reinstatement privilege may be exercised only once by a shareholder. Reinstatement will not alter any capital gains tax payable on the redemption and a loss may not be allowed for tax purposes.

SYSTEMATIC WITHDRAWAL PLAN
A systematic withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares of a Portfolio with a value exceeding $10,000 and who wish to receive specific amounts of cash periodically. Withdrawals of at least $50 monthly (but no more than one percent of the value of a shareholder's shares in the Portfolio) may be made under the Withdrawal Plan by redeeming as many shares of the Portfolio as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the Portfolio, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a Portfolio.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificated form must deposit their share certificates of the Portfolio from which withdrawals will be made with Alger Shareholder Services, Inc., as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are automatically reinvested at net asset value in additional shares of the Portfolio involved. For additional information regarding the Withdrawal Plan, contact the Fund.

EXCHANGES AND CONVERSIONS

In General

One class of shares may not be exchanged for another class of shares. Once an initial sales charge has been imposed on a purchase of Class A Shares, no additional charge is imposed in connection with their exchange. For example, a purchase of Alger Money Market Portfolio shares and subsequent exchange to Class A Shares of Alger Small Capitalization Portfolio, Alger Midcap Portfolio, Alger Growth Portfolio, Alger Balanced Portfolio or Alger Capital Appreciation Portfolio (each a "Charge Portfolio") would result in the imposition of an initial sales charge at the time of exchange; but if the initial purchase had been of Class A Shares in a Charge Portfolio, an exchange to Class A Shares of any other Portfolio would not result in an additional initial sales charge. No CDSC is assessed in connection with exchanges at any time. In addition, no CDSC is imposed on the redemption of reinvested dividends or capital gains distributions or on increases in the net asset value of shares of a Portfolio above purchase payments made with respect to that Portfolio during the six-year holding period for Class B Shares and the one-year holding period for Class C Shares and certain Class A Shares.

For purposes of calculating the applicable holding periods for automatic conversion of Class B (eight years) and Class C (twelve years) Shares to Class A Shares, shares acquired in an exchange are deemed to have been purchased on the date on which the shares given in exchange were purchased, provided, however, that if Class B or Class C Shares are exchanged for shares of Alger Money Market Portfolio, the period during which the Alger Money Market Portfolio shares are held will not be included in the holding period for purposes of determining eligibility for automatic conversion, and the running of the holding period will recommence only when those shares are reexchanged for shares of the original class.

You automatically have the ability to make exchanges by telephone unless you refuse the telephone exchange privilege. Exchanges can be made among Portfolios of the same class of shares for identically registered accounts. For tax purposes, an exchange of shares is treated as a sale of the shares exchanged and, therefore, you may realize a taxable gain or loss when you exchange shares. Shares exchanged prior to the close of business of the NYSE (normally 4:00 p.m. Eastern time) from Alger Money Market Portfolio to any other Portfolio will receive dividends from Alger Money Market Portfolio for the day of the exchange. Shares of Alger Money Market Portfolio received in exchange for shares of any other Portfolio will earn dividends beginning on the next business day after the exchange.

You may make up to six exchanges annually by telephone or in writing. The Fund may charge a transaction fee for each exchange, although it does not intend to do so at present. You will be notified at least 60 days in advance if the Fund decides to impose this fee. The Fund reserves the right to terminate or modify the exchange privilege upon notice to shareholders.

FOR SHAREHOLDERS MAINTAINING AN ACTIVE ACCOUNT ON OCTOBER 17, 1992. Shares acquired in an exchange are deemed to have been purchased on, and continuously held since, the date on which the shares given in exchange were purchased; thus, an exchange would not affect the running of any CDSC-related holding period. No initial sales charge or CDSC would apply to an exchange of shares of a Charge Portfolio for shares of Alger Money Market Portfolio, but redemptions of shares of that Portfolio acquired by exchange of shares from one or more of the Charge Portfolios are subject to any applicable CDSC on the same terms as the shares given in exchange. If shares of Alger Money Market Portfolio are exchanged for shares of any of the Charge Portfolios, any later redemptions of those shares would be subject to any applicable CDSC based on the period of time since the shares given in exchange were purchased.

The following example illustrates the operation of the CDSC for active accounts established prior to October 17, 1992. Assume that on the first day of year 1 an investor purchases $1,000 of shares of each of Alger Money Market Portfolio and Alger Growth Portfolio, Class B. The shareholder may at any time redeem the shares of Alger Money Market Portfolio without imposition of the charge. If in year 3 the shareholder redeems all the Class B Shares of Alger Growth Portfolio purchased in year 1, a charge of three percent of the current net asset value of those shares would be imposed on the redemption. The shareholder could redeem without imposition of the charge any of his or her shares of that Portfolio that were purchased through reinvestment of dividends and capital gains distributions as well as an amount of Class B Shares not exceeding any increase in the net asset value of the $1,000 of shares originally purchased. The shareholder could also at any time exchange the Class B Shares of Alger Growth Portfolio for Class B Shares of any other Portfolio without imposition of the charge. If those shares were later redeemed, however, the redemption would be subject to the charge based on the current net asset value of the shares and the period of time since the original purchase payment was made (with adjustments for partial exchanges and redemptions and any accretions in the shareholder's account by reason of increases in net asset value and reinvestment of dividends and capital gains distributions). If the foregoing exchange were made by the shareholder for additional shares of Alger Money Market Portfolio, any subsequent redemption of shares of that Portfolio would be deemed to have been made first from the $1,000 of shares of Alger Money Market Portfolio originally purchased in year 1, which are not subject to the charge, and then from the shares acquired in the exchange, which are subject to the charge. If instead the shareholder exchanged the shares of Alger Money Market Portfolio originally purchased in year 1 for additional Class B Shares of Alger Growth Portfolio (or of the other Charge Portfolios) any later redemption of those shares would be subject to the charge in accordance with the foregoing rules based on the period of time since the original purchase payment was made. Thus, the period of time shares were held in Alger Money Market Portfolio would be counted toward the six-year holding period.

FOR NEW SHAREHOLDERS OPENING AN ACCOUNT AFTER OCTOBER 17, 1992. Effective October 17, 1992, new shareholders of the Fund are subject to the following terms and conditions regarding the exchange of shares of the Fund's Portfolios. A CDSC, if any, is assessed on redemptions of Class B and Class C Shares and certain Class A Shares of the Charge Portfolios and of shares of Alger Money Market Portfolio that have been acquired in exchange for shares of a Charge Portfolio, based solely on the period of time the shares are retained in the Charge Portfolio. Thus, the period of time shares are held in Alger Money Market Portfolio will not be counted towards the holding period described above in the calculation of a CDSC.

The following examples illustrate the operation of the CDSC for accounts opened after October 17, 1992: (1) An investor purchases Class B Shares of Alger Growth Portfolio on the first day of year 1 and exchanges those shares for shares of Alger Money Market Portfolio in year 2. No charge is assessed at the time of the exchange. If in year 4 the shareholder redeems all the shares, a charge of four percent of the current net asset value of those shares would be imposed on the redemption based on the period of time the shares were retained in Class B of the Alger Growth Portfolio. The time period during which the shares of Alger Money Market Portfolio are held is not included when the amount of the charge is calculated. The shareholder could redeem without imposition of the charge any of his shares that were purchased through reinvestment of dividends and capital gains distributions as well as an amount of shares not exceeding any increase in the net asset value of the original purchase. (2) An investor purchases shares of Alger Money Market Portfolio on the first day of year 1 and exchanges those shares for Class B Shares of Alger Growth Portfolio on the first day of year 2. No charge is assessed at the time of the exchange. If in year 4 the shareholder redeems all the shares, a charge of three percent of the current net asset value of those shares would be imposed on the redemption based on the period of time the shares were retained in Class B of Alger Growth Portfolio. The time period during which the shares of Alger Money Market Portfolio are held is not included when the amount of the charge is calculated. The shareholder could redeem without imposition of the charge any of his or her shares that were purchased through reinvestment of dividends and capital gains distributions as well as an amount of shares not exceeding any increase in the net asset value of the original purchase.

AUTOMATIC EXCHANGE PLAN
The Fund also offers an Automatic Exchange Plan which permits you to exchange a specified amount from your Alger Money Market Portfolio account into one or more of the other Portfolios on or about the fifteenth day of the month. The minimum monthly exchange amount is $25 per Portfolio.

CERTAIN ALGER MONEY MARKET PORTFOLIO SHARES
Shares of Alger Money Market Portfolio that have been acquired in exchange for shares of Spectra Fund (a mutual fund managed by Alger Management), together with Alger Money Market Portfolio shares acquired through reinvestment of dividends on such shares, may be exchanged for Spectra Fund shares. These exchanges will be effected at the respective net asset values of Spectra Fund and Alger Money Market Portfolio next determined after the exchange request is accepted, with no sales charge or transaction fee imposed. For more information about such exchanges, please call (800) 992-3863. The Alger Fund reserves the right to terminate or modify this exchange privilege upon notice to shareholders.

CERTAIN 401(K) PLANS
Alger Inc. has entered into an agreement with Merrill Lynch Group Employees Services ("Merrill Lynch") pursuant to which Merrill Lynch will make Class A Shares of the Portfolios available to participants in certain 401(k) plans (each a "Plan") at net asset value with no contingent deferred sales charge ("CDSC") if:

(i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM") each of which is made available pursuant to a Services Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments"): or

(ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

(iii) the Plan has 500 or more eligible employees, as determined by the Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B shares of the Fund convert (by means of a CDSC-free redemption/purchase at net asset value) to A shares once the Plan has reached $5 million invested in Applicable Investments. The Plan will receive a Plan level share conversion.

Also under the agreement, Class B Shares of the Portfolios are to be made available to Plan participants at net asset value with no CDSC if:

(i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has less than $3 million in assets invested in broker/dealer funds not advised or managed by MLAM each of which is made available pursuant to a Services Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments"); or

(ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has less than $3 million in assets, excluding money market funds, invested in Applicable Investments; or

(iii) the Plan has less than 500 eligible employees, as determined by the Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B shares of the Fund convert (by means of a CDSC-free redemption/purchase at net asset value) to A shares once the Plan has reached $5 million invested in Applicable Investments. The Plan will receive a Plan level share conversion.

MANAGEMENT

TRUSTEES AND OFFICERS OF THE FUND
The Fund is governed by a Board of Trustees which is responsible for protecting the interests of shareholders under Massachusetts law. The names of the Trustees and officers of the Fund, together with information concerning their principal business occupations, are set forth below. Each of the officers of the Fund is also an officer, and each of the Trustees is also a director or trustee, as the case may be, of Castle Convertible Fund, Inc., a registered closed-end investment company, and of The Alger American Fund, The Alger Retirement Fund and Spectra Fund, registered open-end management investment companies, for all of which Alger Management serves as investment adviser. Fred M. Alger III and David D. Alger are "interested persons" of the Fund, as defined in the Act. Fred
M. Alger III and David D. Alger are brothers. Unless otherwise noted, the address of each person named below is 1 World Trade Center, Suite 9333, New York, New York 10048.




NAME, AGE AND POSITION WITH
THE FUND AND ADDRESS                  PRINCIPAL OCCUPATIONS

Fred M. Alger III (64)                Chairman of the Boards of Alger Associates, Inc.
  Chairman of the Board               ("Associates"), Alger Inc., Alger Management, Alger Properties, Inc.
                                      ("Properties"), Alger Shareholder Services, Inc. ("Services"), Alger Life Insurance Agency,
                                      Inc. ("Agency"), Analysts Resources, Inc. ("ARI"),
                                      The Alger American Asset Growth Fund ("Asset Growth") and Fred Alger International Advisory S.
                                      A. ("International").

David D. Alger (55)                   President and Director of Associates, Alger Management, Alger Inc.,
  President and Trustee               Properties, Services, International and Agency; Executive Vice President and Director of ARI;
                                      Director of Asset Growth.

Gregory S. Duch (47)                  Executive Vice President, Treasurer and Director of Alger
  Treasurer                           Management, Properties and Associates; Executive Vice President and Treasurer  of Alger Inc.,
                                      ARI, Services and Agency; Treasurer and Director of International.



Mary E. Marsden-Cochran (46)           Vice President, General Counsel and Secretary, Associates, Alger
  Secretary                            Management, Alger Inc.,Properties, ARI, Services, and Agency (2/96-present); Secretary of
                                       International (7/97-present); Associate General Counsel and Vice President, Smith Barney Inc.
                                       (12/94-2/96); Blue Sky Attorney, AMT Capital (1/94-11/94).

Frederick A. Blum (45)                 Senior Vice President, Alger Inc.
  Assistant Secretary
  and Assistant Treasurer

Arthur M. Dubow (65)                   Trustee of the Arthur Dubow Foundation; private investor since 1985;
  Trustee                              Director of Coolidge Investment Corporation; formerly Chairman of
  P.O. Box 969                         the Board of Institutional Shareholder Services, Inc. and President of
  Wainscott, NY 11975                  Fourth Estate, Inc.

Stephen E. O'Neil (66)                 Of Counsel to the law firm of Kohler & Barnes P.C.;
  Trustee                              Private investor since 1981; Director of NovaCare, Inc. and
  460 Park Avenue                      Brown-Forman Corporation; formerly President and Vice Chairman
  New York, NY 10022                   of City Investing Company and Director of Centerre Bancorporation
                                       and Syntro Corporation.

Nathan E. Saint-Amand, M.D. (61)       Medical doctor in private practice.
  Trustee
  2 East 88th Street
  New York, NY 10128

John T. Sargent (74)                   Private investor since 1987; Director of Atlantic Mutual Insurance Co.;
  Trustee                              formerly Director of River Bank America.
  14 E. 69th Street
  New York, NY 10021


No director, officer or employee of Alger Management or its affiliates will receive any compensation from the Fund for serving as an officer or Trustee of the Fund. The Fund pays each Trustee who is not a director, officer or employee of Alger Management or its affiliates (a "Disinterested Trustee") a quarterly fee of $2,000, which is reduced by the proportion of the meetings not attended by the Trustee during the quarter.

The Fund did not offer its Trustees any pension or retirement benefits during or prior to the fiscal year ended October 31, 1998. The following table provides compensation amounts paid to Disinterested Trustees of the Fund for the fiscal year ended October 31, 1998.




                                                      COMPENSATION TABLE

                                                                       TOTAL COMPENSATION PAID TO TRUSTEES FROM
                                                                              THE ALGER RETIREMENT FUND,
                                                AGGREGATE                           THE ALGER FUND,
                                              COMPENSATION                     THE ALGER AMERICAN FUND,
                                                  FROM                    CASTLE CONVERTIBLE FUND, INC. AND
       NAME OF PERSON, POSITION              THE ALGER FUND                          SPECTRA FUND
       ------------------------             ----------------            ---------------------------------------
       ARTHUR M. DUBOW, TRUSTEE                  $8,000                                 $28,250
       STEPHEN E. O'NEIL, TRUSTEE                $8,000                                 $28,250
       NATHAN E. SAINT-AMAND, TRUSTEE            $8,000                                 $28,250
       JOHN T. SARGENT, TRUSTEE                  $6,000                                 $21,187.50








INVESTMENT MANAGER

Alger Management serves as investment manager to each of the Portfolios pursuant to separate written agreements (the "Management Agreements").

Alger Management is the Fund's investment manager and is responsible for the overall administration of the Fund, subject to the supervision of the Board of Trustees. Alger Management makes investment decisions for the Portfolios, provides administrative services, places orders to purchase and sell securities on behalf of the Portfolios and selects broker-dealers that, in its judgment, provide prompt and reliable execution at favorable prices and reasonable commission rates. It is anticipated that Alger Inc. will serve as the Fund's broker in effecting substantially all of the Portfolios' transactions on securities exchanges and will retain commissions in accordance with certain regulations of the Securities and Exchange Commission. The Fund will consider sales of its shares as a factor in the selection of broker-dealers to execute over-the-counter portfolio transactions, subject to the requirements of best price and execution. In addition, Alger Management employs professional securities analysts who provide research services exclusively to the Portfolios and other accounts for which Alger Management or its affiliates serve as investment adviser or subadviser.

Alger Management pays the salaries of all officers who are employed by it. Alger Management has agreed to maintain office facilities for the Fund, furnish the Fund with statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Fund, and to compute the net asset values, net income and realized capital gains or losses of the Portfolios. Alger Management prepares semi-annual reports to the SEC and to shareholders, prepares federal and state tax returns and filings with state securities commissions, maintains the Fund's financial accounts and records and generally assists in all aspects of the Fund's operations. Alger Management bears all expenses in connection with the performance of its services under the Management Agreements.

Alger Management has been in the business of providing investment advisory services since 1964 and, as of January 31, 1999, had approximately $___ billion under management, $___ billion in mutual fund accounts and $___ billion in other advisory accounts. Alger Management is owned by Alger Inc. which in turn is owned by Alger Associates, Inc., a financial services holding company. Fred M. Alger, III and his brother, David D. Alger, are the majority shareholders of Alger Associates, Inc. and may be deemed to control that company and its subsidiaries.

Each Management Agreement provides that if, in any fiscal year, the aggregate expenses of the Portfolio (exclusive of certain specified categories of expense) exceed the expense limitation of any state having jurisdiction over the Portfolio, Alger Management will reimburse the Portfolio for that excess expense to the extent required by state law. At the date of this Statement of Additional Information, there is no state expense limitation applicable to any Portfolio.

Each Portfolio pays Alger Management a management fee computed daily and paid monthly at annual rates based on a percentage of the value of the relevant Portfolio's average daily net assets, as follows: Alger Money Market Portfolio--.50%; Alger Small Capitalization Portfolio and Alger Capital Appreciation Portfolio--.85%; Alger MidCap Growth Portfolio--.80%; Alger Growth Portfolio and Alger Balanced Portfolio--.75%. During the fiscal years ended October 31, 1996, 1997 and 1998, Alger Management earned under the terms of the Management Agreements $1,214,904, $1,104,000, and $______, respectively, in respect of the Alger Money Market Portfolio; $4,478,467, $4,715,000 and $_____ respectively, in respect of the Alger Small Capitalization Portfolio; $1,654,488, $2,396,000 and $______ respectively, in respect of the Alger Growth Portfolio; $82,116, $96,000 and $_____ , respectively, in respect of the Alger Balanced Portfolio; $244,000, $720,696, and $1,236,000, respectively, in respect of the Alger MidCap Growth Portfolio; and $861,617, $1,587,000 and $_____ , respectively, in respect of the Alger Capital Appreciation Portfolio. Some of these fees for Alger Money Market Portfolio, however, were offset in whole or in part by various expense reimbursements and waivers.

DISTRIBUTOR
Alger Inc., the corporate parent of Alger Management, serves as the Fund's principal underwriter, or distributor, and receives payments from the Fund under the Fund's Distribution Plans (see "Purchases--Distribution Plans") and the
Shareholder Servicing Agreement (see "Purchases--Shareholder Servicing Agreement"). It also receives brokerage commissions from the Fund (see "Investment Objectives and Policies--Portfolio Transactions"). During the Fund's fiscal year ended October 31, 1998, Alger Inc. retained approximately $_____ in CDSCs and $_____ in initial sales charges.

INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP serves as independent  public accountant for the Fund.

TAXES
The following is a summary of selected federal income tax considerations that may affect the Fund and its shareholders. The summary is not intended to substitute for individual tax advice and investors are urged to consult their own tax advisers as to the federal, state and local tax consequences of investing in the Fund.

Each Portfolio intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If qualified as a regulated investment company, a Portfolio will pay no federal income taxes on its taxable net investment income (that is, taxable income other than net realized capital gains) and its net realized capital gains that are distributed to shareholders. To qualify under Subchapter M, a Portfolio must, among other things: (1) distribute to its shareholders at least 90% of its taxable net investment income and net realized short-term capital gains; (2) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities, or other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to the Portfolio's business of investing in securities; and (3) diversify its holdings so that, at the end of each fiscal quarter of the Portfolio (a) at least 50% of the market value of the Portfolio's assets is represented by cash, U.S. Government securities and other securities, with those other securities limited, with respect to any one issuer, to an amount no greater in value than 5% of the Portfolio's total assets and to not more than 10% of the outstanding voting securities of the issuer, and (b) not more than 25% of the market value of the Portfolio's assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers that the Portfolio controls and that are determined to be in the same or similar trades or businesses or related trades or businesses. In meeting these requirements, a Portfolio may be restricted in the utilization of certain of the investment techniques described above and in the Fund's prospectus. As a regulated investment company, each Portfolio is subject to a non-deductible excise tax of 4% with respect to certain undistributed amounts of income and capital gains during the calendar year. The Fund expects each Portfolio to make additional distributions or change the timing of its distributions so as to avoid the application of this tax. Although the Fund expects each Portfolio to make such distributions as are necessary to avoid the application of this tax, certain of such distributions, if made in January, might be included in the taxable income of shareholders in the year ended in the previous December.

Payments reflecting the dividend income of the Portfolios will not qualify for the dividends-received deduction for corporations if the Portfolio sells the underlying stock before satisfying a 46-day holding period requirement (91 days for certain preferred stock). Dividends-received deductions will be allowed to a corporate shareholder only if similar holding period requirements with respect to shares of the Portfolio have been met. None of the dividends paid by Alger Money Market Portfolio will be eligible for the dividends-received deduction.

In general, any gain or loss on the redemption or exchange of Portfolio shares will be long-term capital gain or loss if held by the shareholder for more than one year, and will be short-term capital gain or loss if held for one year or less. However, if a shareholder receives a distribution taxable as long-term capital gain with respect to Portfolio shares, and redeems or exchanges the shares before holding them for more than six months, any loss on the redemption or exchange up to the amount of the distribution will be treated as a long-term capital loss.

Dividends of a Portfolio's net investment income and distributions of its short-term capital gains will be taxable as ordinary income. Distributions of long-term capital gains will be taxable as such at the appropriate rate, regardless of the length of time you have held shares of the Portfolio.

If a Portfolio is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Portfolio's gross income as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Portfolio acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Portfolio may be required to pay dividends based on anticipated earnings and shareholders may receive dividends in an earlier year than would otherwise be the case.

Investors considering buying shares of a Portfolio just prior to a record date for a taxable dividend or capital gain distribution should be aware that, regardless of whether the price of the Portfolio shares to be purchased reflects the amount of the forthcoming dividend or distribution payment, any such payment will be a taxable dividend or distribution payment.

If a shareholder fails to furnish a correct taxpayer identification number, fails to fully report dividend or interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to such withholding, then the shareholder may be subject to a 31 percent "backup withholding tax" with respect to (i) any taxable dividends and distributions and (ii) any proceeds of any redemption of Fund shares. An individual's taxpayer identification number is his or her social security number. The 31 percent backup withholding tax is not an additional tax and may be credited against a shareholder's regular federal income tax liability.

Shortly after the close of each calendar year, you will receive a statement setting forth the dollar amounts of dividends and any distributions for the prior calendar year and the tax status of the dividends and distributions for federal income tax purposes. You should consult your tax adviser to assess the federal, state and local tax consequences of investing in each Portfolio. This discussion is not intended to address the tax consequences of an investment by a nonresident alien.

DIVIDENDS
Each class will be treated separately in determining the amounts of dividends of investment income and distributions of capital gains payable to holders of its shares. Dividends and distributions will be automatically reinvested at net asset value on the payment date in additional shares of the class that paid the dividend or distribution at net asset value, unless you elected in writing to have all dividends and distributions paid in cash or reinvested at net asset value into another identically registered Alger Portfolio account you have established. In addition, accounts whose dividend/distribution checks have been returned as undeliverable shall reinvest that dividend/distribution at the net asset value next determined after the Transfer Agent receives the undelivered check. Furthermore, all future dividend/distribution checks shall be reinvested automatically at net asset value on the payment date until a written request for reinstatement of cash distribution and a valid mailing address are provided by the shareholder(s). Shares purchased through reinvestment of dividends and distributions are not subject to a CDSC or front-end sales charge. Any dividends of Alger Money Market Portfolio are declared daily and paid monthly, and any dividends of the other Portfolios are declared and paid annually. Distributions of any net realized short-term and long-term capital gains earned by a Portfolio usually will be made annually after the close of the fiscal year in which the gains are earned.

The classes of a Portfolio may have different dividend and distribution rates. Class A dividends generally will be greater than those of Classes B and C due to the Rule 12b-1 fees associated with Class B and C Shares. However, dividends paid to each class of shares in a Portfolio will be declared and paid at the same time and will be determined in the same manner as those paid to each other class.

Shortly after the close of each calendar year, you will receive a statement setting forth the dollar amounts of dividends and any distributions for the prior calendar year and the tax status of the dividends and distributions for federal income tax purposes. You should consult your tax adviser to assess the federal, state and local tax consequences of investing in each Portfolio. This discussion is not intended to address the tax consequences of an investment by a nonresident alien.

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 serves as custodian of the Fund assets pursuant to a custodian agreement under which it holds the Portfolios' assets. Alger Shareholder Services, Inc., 30 Montgomery Street, Jersey City, New Jersey 07302, serves as transfer agent for the Fund pursuant to a transfer agency agreement. Under the transfer agency agreement Alger Shareholder Services, Inc. ("services") processes purchases and redemptions of shares of the Fund, maintains the shareholder account records for each Portfolio, handles certain communications between shareholders and the Fund and distributes any dividends and distributions payable by the Fund. Pursuant to the transfer agency agreement, services is compensated on a per-account and, for certain transactions, a per-transaction basis. Certain record-keeping services that would otherwise be performed by Alger Shareholder Services, Inc. may be performed by other entities providing similar services to their customers who invest in the Portfolios. The Fund, Alger Shareholder Services, Inc., Alger Inc. or any of its affiliates may elect to enter into a contract to pay them for such services.

CERTAIN SHAREHOLDERS
Set forth below is certain information regarding significant shareholders of the Portfolios. At December 18,

1998, Dreyfus Retirement Services owned beneficially or of record 26.13% of Alger Growth Portfolio--Class A Shares. Also on December 18, 1998, Merrill Lynch Pierce Fenner & Smith FBO its Customers owned beneficially or of record 28.58% of Alger Capital Appreciation Portfolio--Class C Shares. The shareholders identified above may be deemed to control the specified Classes, which may have the effect of proportionately diminishing the voting power of other shareholders of these Classes. The following table contains information regarding persons who own of record, or are known to own beneficially, five percent or more of the shares of any Portfolio. Unless otherwise noted, the address of each owner is 1 World Trade Center, Suite 9333, New York, New York 10048. All holdings are expressed as a percentage of a Portfolio's outstanding shares as of February __, 1999 and record and beneficial holdings are in each instance denoted as follows: record/beneficial.









                                    [CHART]











* Indicates Shareholder owns less then 5% of the Portfolios shares.

OFFICERS AND TRUSTEES
Officers and Trustees of the Fund as a group own more than 1% of the following shares:___% of the Alger Small Capitalization Portfolio - Class A.

ORGANIZATION

The Fund has been organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated March 20, 1986 (the "Trust Agreement"). Alger Money Market Portfolio, Alger Small Capitalization Portfolio and Alger Growth Portfolio commenced operations on November 11, 1986. Alger Balanced Portfolio commenced operations on June 1, 1992, Alger MidCap Growth Portfolio commenced operations on May 24, 1993 and Alger Capital Appreciation Portfolio commenced operations on November 1, 1993. Prior to March 27, 1995 Alger Capital Appreciation Portfolio was known as Alger Leveraged AllCap Portfolio. The word "Alger" in the Fund's name has been adopted pursuant to a provision contained in the Trust Agreement. Under that provision, Alger Management may terminate the Fund's license to use the word "Alger" in its name when Alger Management ceases to act as the Fund's investment manager. On December 31, 1996, Class A Shares were added to all portfolios of the Fund except Alger Money Market Portfolio. Class A shares have an initial sales charge. The previously existing shares in those portfolios, subject to a CDSC, were designated Class B Shares on that date. Class C Shares, which are subject to a CDSC, were created on August 1, 1997.

Shares of each Portfolio other than Alger Money Market Portfolio are thus divided into three classes, Class A, Class B and Class C. They are maintained by book-entry only; the Fund does not offer certified shares.The classes differ in that: (a) each class has a different class designation; (b) only the Class A Shares are subject to an initial sales charge; (c) the Class B and Class C Shares are subject to CDSCs, and certain Class A Shares may also be subject to a CDSC; (d) only the Class B and Class C Shares (as described below) are subject to distribution fees under plans adopted pursuant to Rule 12b-1 under the Act (each, a "Rule 12b-1 Plan"); (e) to the extent that one class alone is affected by a matter submitted to a vote of the shareholders, then only that class has voting power on the matter; and (f) the exchange privileges and conversion rights of each class differ from those of the others.

Although, as a Massachussetts business trust, the Fund is not required by law to hold annual shareholder meetings, it may hold meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Trust's Declaration of Trust.

Meetings of shareholders normally will not be held for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the Act, shareholders of record of no less than two-thirds of the outstanding shares of the Fund may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Trust Agreement, the Trustees are required to call a meeting of shareholders for the purpose of voting on the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10 percent of the Fund's outstanding shares.

Shares do not have cumulative voting rights, which means that holders of more than 50 percent of the shares voting for the election of Trustees can elect all Trustees. Shares have equal voting rights, which cannot be adversely modified other than by majority vote. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Portfolio, except with respect to the election of Trustees and the ratification of the selection of independent accountants, and by class within a Portfolio on matters in which the interests of one class differ from those of another; see also item
(e) in the preceding para-graph. In the interest of economy and convenience, certificates representing shares of a Portfolio are physically issued only upon specific written request of a shareholder.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility that the Fund believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

The Fund is classified as a "diversified" investment company under the Investment Company Act of 1940. A "diversified" investment company is required, with respect to 75% of its assets, to limit its investment in an one issued (other than the a U.S. government) to no more than 5% of the investment company's total assets. The Fund intends to continue to qualify as a

"regulated investment company" under the Internal Revenue Code; one of the requirements for such qualification is a quarterly diversification test, applicable to 50% (rather than 75%) of the Fund's assets, similar to the requirement stated above.

DETERMINATION OF PERFORMANCE
ALGER MONEY MARKET PORTFOLIO
The Alger Money Market Portfolio's "yield" and "effective yield" are calculated according to formulas prescribed by the SEC. The Portfolio's seven-day "yield" is computed by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account in the Portfolio having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7). The Portfolio's "effective yield" is computed by compounding the unannualized base period return (calculated as above), by adding one to it, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result. When Alger Money Market Portfolio includes quotations of "yield" and "effective yield" that are based on income generated by an investment in the Portfolio over a thirty-day, or one month, period, it will calculate the "yield" and "effective yield" in the manner described above except that, in annualizing the "yield" and "effective yield," the formula will be adjusted to reflect the proper period.

For the seven-day period ended October 31, 1998, the annualized yield was ____%, and the compounded effective yield was ____%.

OTHER PORTFOLIOS
The "total return" and "yield" as to each of the Classes of the Portfolios, other than Alger Money Market Portfolio, are also computed according to formulas prescribed by the SEC. These performance figures are calculated in the following manner:

A. Total Return--A Class' average annual total return described in the Prospectus is computed according to the following formula:

                                  P (1+T)n=ERV

Where:   P =   a hypothetical initial payment of $1,000
         T =   average annual total return
         n =   number of years
       ERV =   ending  redeemable value of a hypothetical  $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5 and 10 year periods (or fractional portion thereof);

The average annual total returns for Class A, B and C Shares of the Portfolios, other than Alger Money Market Portfolio, for the periods indicated below were as follows:



                                           (CLASS A)                        (CLASS B)                       (CLASS C)
                                            PERIOD               (CLASS B)   PERIOD   (CLASS B)              PERIOD
                                (CLASS A)    FROM     (CLASS B)    FIVE       FROM       TEN     (CLASS C)    FROM
                                  YEAR     INCEPTION    YEAR       YEARS    INCEPTION   YEARS      YEAR     INCEPTION
                                  ENDED     THROUGH     ENDED      ENDED     THROUGH    ENDED      ENDED     THROUGH
                                10/31/98   10/31/98   10/31/98   10/31/98   10/31/98  10/31/98   10/31/98   10/31/98

Alger Small Capitalization
  Portfolio*    --Class A++
                --Class B
                --Class C+++

Alger Growth Portfolio*
                --Class A++
                --Class B
                --Class C+++

Alger Balanced Portfolio**
                --Class A++
                --Class B
                --Class C+++

Alger MidCap Growth
  Portfolio***  --Class A++
                --Class B
                --Class C+++

Alger Capital Appreciation
  Portfolio+    --Class A++
                --Class B
                --Class C+++




   *  Commenced operations on November 11, 1986.
  **  Commenced operations on June 1, 1992.
 ***  Commenced operations on May 24, 1993.
   +  Commenced operations on November 1, 1993.
  ++  Initially offered January 1, 1997.
 +++  Initially offered August 1, 1997.

B. Yield--a Class's net annualized yield described in the Prospectus is computed according to the following formula: a-b

                           a-b
               YIELD = 2[(----- + 1)6 - 1]
                           cd

Where:    a  =  dividends and interest earned during the period.
          b  =  expenses accrued for the period (net of reimbursements).
          c  =  The  average  daily  number of shares  outstanding  during  the period that were entitled to receive dividends.
          d = the maximum offering price per share on the last day of the period.

IN GENERAL

Current performance information for the Classes of the Portfolios may be obtained by calling the Fund at (800) 992-3863. Quoted performance may not be indicative of future performance. The performance of a Class will depend upon factors such as its expenses and the types and maturities of securities held by the Portfolio.

From time to time, advertisements or reports to shareholders may compare the yield or performance of a Portfolio with that of other mutual funds with a similar investment objective. The yield of the Alger Money Market Portfolio might be compared with, for example, averages compiled by IBC/DONOGHUE'S MONEY FUND REPORT, a widely recognized, independent publication that monitors the performance of money market mutual funds. The yield of the Alger Money Market Portfolio might also be compared with the average yield reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan areas. Similarly, the performance of the other Portfolios, for example, might be compared with rankings prepared by Lipper Analytical Services Inc., which is a widely recognized, independent service that monitors the performance of mutual funds, as well as with various unmanaged indices, such as the S&P 500 Index, the Russell 2000 Growth Index, the S&P SmallCap 600 Index, the Wilshire Small Company Growth Index, the Lehman Brothers Government/Corporate Bond Index or the S&P MidCap 400 Index. In addition, evaluations of the Portfolios published by nationally recognized ranking services or articles regarding performance, rankings and other Portfolio characteristics may appear in national publications including, but not limited to, BARRON'S, BUSINESS WEEK, FORBES, INSTITUTIONAL INVESTOR, INVESTOR'S BUSINESS DAILY, KIPLINGER'S PERSONAL FINANCE, MONEY, MORNINGSTAR, THE NEW YORK TIMES, USA TODAY and THE WALL STREET JOURNAL and may be included in advertisements or communications to shareholders. Any given performance comparison should not be considered as representative of such Portfolio's performance for any future period.

FINANCIAL STATEMENTS

The Fund's audited financial statements for the year ended October 31, 199_, are contained in the Annual Report to Shareholders for that fiscal year and are hereby incorporated by reference. Copies of the Annual Report to Shareholders may be obtained by telephoning (800) 992-3863.

APPENDIX

    Description of the highest commercial paper, bond and other short and long term rating categories assigned by Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), "Fitch" Investors Service, Inc. ("Fitch") and Duff and Phelps, Inc. ("Duff").

COMMERCIAL PAPER AND SHORT-TERM RATINGS
    The designation A-l by S&P indicates that the degree of safety reading timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-l.

    The rating Prime-l (P-l) is the highest commercial paper rating assigned by Moody's. Issuers of P-l paper must have a superior capacity for repayment of short term promissory obligations and ordinarily will be evidenced by leading market positions in well established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    The rating Fitch-l (Highest Grade) is the highest commercial paper rating assigned by Fitch. Paper rated Fitch-l is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

    The rating Duff-l is the highest commercial paper rating assigned by Duff. Paper rated Duff-l is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

BOND AND LONG-TERM RATINGS
    Bonds rated AA by S&P are judged by S&P to be high-grade obligations and in the majority of instances differ only in small degree from issues rated AAA (S&P's highest rating). Bonds rated AAA are considered by S&P to be the highest grade obligations and possess the ultimate degree of protection as to principal and interest. With AA bonds, as with AAA bonds, prices move with the long-term money market. Bonds rated A by S&P have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

    S&P's BBB rated bonds, or medium-grade category bonds, are borderline between definitely sound obligations and those where the speculative elements begin to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. These bonds generally are more responsive to business and trade conditions than to interest rates. This group is the lowest that qualifies for commercial bank investment.

    Bonds rated Aa by Moody's are judged to be of high quality by all standards. Together with bonds rated Aaa (Moody's highest rating) they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds that are

APPENDIX
(continued)

rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment in the future.

    Moody's Baa rated bonds are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

    Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

    Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions and liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

    Bonds rated Duff-l are judged by Duff to be of the highest credit quality with negligible risk factors; only slightly more than U.S. Treasury debt. Bonds rated Duff-2, 3 and 4 are judged by Duff to be of high credit quality with strong protection factors. Risk is modest but may vary slightly from time to time because of economic conditions.

INVESTMENT MANAGER:
Fred Alger Management, Inc.
1 World Trade Center
Suite 9333
New York, New York 10038

--------------------------------------------------------------------------------
DISTRIBUTOR:
Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, New Jersey 07302

--------------------------------------------------------------------------------
TRANSFER AGENT:
Alger Shareholder Services, Inc.
30 Montgomery Street
Box 2001
Jersey City, New Jersey 07302

INDEPENDENT PUBLIC ACCOUNTANTS:
Arthur Andersen LLP
1345 Avenue of the Americas
New York, New York 10105

--------------------------------------------------------------------------------

COUNSEL:
Hollyer Brady Smith Troxell
Barrett Rockett Hines & Mone LLP
551 Fifth Avenue
New York, NY 10176

                                     PART C

                                OTHER INFORMATION



Item 23.  Exhibits



  Exhibit No.              Description of Exhibit
  -----------              ----------------------

     1(a)      Agreement and Declaration of Trust. EDGAR 6/2/97 (1)

     1(b) Certificate of Designation relating to Alger High Yield Portfolio. EDGAR 6/2/97 (3)

     1(c) Certificate of Designation relating to Alger Income and Growth Portfolio. EDGAR 6/2/97 (3)

     1(d) Certificate of Designation relating to Alger Balanced Portfolio. EDGAR 6/2/97 (8)

     1(e) Certificate of Designation relating to Alger MidCap Growth Portfolio. EDGAR 6/2/97 (9)

     1(f) Certificate of Designation relating to Alger Leveraged AllCap Portfolio. EDGAR 6/2/97 (10)

     1(g) Certificate of Amendment relating to Alger Capital Appreciation Portfolio. EDGAR 6/2/97

     1(h) Certificate of Termination relating to Alger Income and Growth Portfolio. EDGAR 6/2/97

     1(i) Certificate of Amendment relating to the creation of Class A Shares. (12)

     2         By-laws of Registrant. EDGAR 6/2/97 (1)

     4         Specimen Share Certificates. EDGAR 6/2/97 (3) (8) (9) (10)

  Exhibit No.              Description of Exhibit
  -----------              ----------------------

    4(a)(i)   Specimen Share Certificate for Alger Balanced Portfolio -
              Class A (14)

    4(a)(ii) Specimen Share Certificate for Alger Balanced Portfolio - Class B (14)

    4(a)(iii) Specimen Share Certificate for Alger Balanced Portfolio -
              Class C (14)

    4(b)(i) Specimen Share Certificate for Alger MidCap Growth Portfolio-Class A (14)

    4(b)(ii) Specimen Share Certificate for Alger MidCap Growth Portfolio-Class B (14)

    4(b)(iii) Specimen Share Certificate for Alger MidCap Growth Portfolio-
              Class C (14)

    4(c)(i) Specimen Share Certificate for Alger Capital Appreciation Portfolio - Class A (14)

    4(c)(ii) Specimen Share Certificate for Alger Capital Appreciation Portfolio - Class B (14)

    4(c)(iii) Specimen Share Certificate for Alger Capital Appreciation
              Portfolio - Class C (14)

    4(d)(i)   Specimen Share Certificate for Alger Growth Portfolio -
              Class A (14)

    4(d)(ii)  Specimen Share Certificate for Alger Growth Portfolio -
              Class B (14)

    4(d)(iii) Specimen Share Certificate for Alger Growth Portfolio -
              Class C (14)

    4(e)(i) Specimen Share Certificate for Alger Small Capitalization Portfolio - Class A (14)

    4(e)(ii) Specimen Share Certificate for Alger Small Capitalization Portfolio - Class B (14)

    4(e)(iii) Specimen Share Certificate for Alger Small Capitalization
              Portfolio - Class C (14)

    5         Investment Management Agreements. EDGAR 6/2/97 (6)

    5(a)      Investment Management Agreement for Alger Balanced
              Portfolio  (8)

    5(b)      Investment Management Agreement for Alger MidCap Growth
              Portfolio (9)

    5(c)      Investment Management Agreement for Alger Leveraged AllCap
              Portfolio (11)

    5(d) Investment Management Agreement for Alger Small Capitalization Portfolio (6)

    5(e)      Investment Management Agreement for Alger Money Market Portfolio
               (6)

    5(f)      Investment Management Agreement for Alger Growth Portfolio (6)

    6(a)      Distribution Agreement EDGAR 6/2/97 (6)

    6(a)(ii)  Amendment to Distribution Agreement. [Form of] (13)

    6(b)      Selected Dealer and Shareholder Servicing Agreement
              EDGAR 6/2/97  (4)

    8         Custody Agreement EDGAR 6/2/97 (14)

    10(a)     Opinion and Consent of Sullivan & Worcester

    10(b)     Opinion and Consent of Hollyer Brady Smith Troxell
              Barrett Rockett Hines & Mone LLP (13)

   11         Consent of Arthur Andersen LLP

   13         Form of Subscription Agreement EDGAR 6/2/97 (2)

   13(a)      Purchase Agreement for Alger Balanced Portfolio
              EDGAR 6/2/97  (8)

   13(b)      Purchase Agreement for Alger MidCap Growth Portfolio
              EDGAR 6/2/97  (9)

   13(c)      Purchase Agreement for Alger Leveraged AllCap Portfolio
              EDGAR 6/2/97  (11)

   13(d) Purchase Agreement for Alger Small Capitalization Portfolio (Form of) EDGAR 6/2/97 (14)

   13(e)      Purchase Agreement for Alger Growth Portfolio (Form of)
              EDGAR 6/2/97 (14)

   14         Retirement Plans EDGAR 7/30/97 (5)

  Exhibit No.              Description of Exhibit
  -----------              ----------------------

    15         Plan of Distribution  EDGAR 6/2/97 (2)

    15(b) Plan of Distribution for Class C Shares of The Alger Fund. [Form of] (13)

    16 Schedule for computation of performance quotations provided in the Statement of Additional Information

    19(a)      Rule 18f-3 Plan for Alger Balanced Portfolio - Class C. [Form of]
                 (13)

    19(b) Rule 18f-3 Plan for Alger MidCap Growth Portfolio - Class C. [Form of] (13)

    19(c)      Rule 18f-3 Plan for Alger Capital Appreciation Portfolio - Class
               C. [Form of] (13)

    19(d)      Rule 18f-3 Plan for Alger Growth Portfolio - Class C. [Form of]
                 (13)

    19(e)      Rule 18f-3 Plan for Alger Small Capitalization Portfolio - Class
               C. [Form of] (13)


----------

(1) Incorporated by reference to Registrant's Registration Statement (the "Registration Statement") filed with the Securities and Exchange Commission (the "SEC") on April 18, 1986.

(2)  Incorporated  by  reference  to  Pre-Effective   Amendment  No.  1  to  the
     Registration Statement filed with the SEC on October 14, 1986.

(3)  Incorporated  by  reference  to  Pre-Effective   Amendment  No.  2  to  the
     Registration   Statement   filed  with  the  SEC  on   November   3,  1986.
     ("Pre-Effective Amendment No. 2").

(4) Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement filed with the SEC on May 7, 1987.

(5)  Incorporated by reference to Exhibit No. 12 to Pre-Effective  Amendment No.
     2.

(6) Incorporated by reference to Post-Effective Amendment No. 4 filed with the SEC on February 28, 1989.

(7) Incorporated by reference to Post-Effective Amendment No. 5 filed with the SEC on February 2, 1990.

(8) Incorporated by reference to Post-Effective Amendment No. 8 filed with the SEC on April 3, 1992.

(9) Incorporated by reference to Post-Effective Amendment No. 10 filed with the SEC on March 24, 1993.

(10) Incorporated by reference to Post-Effective Amendment No. 11 filed with the SEC on August 31, 1993.

(11) Incorporated by reference to Post-Effective Amendment No. 12 filed with the SEC on October 29, 1993.

(12) Incorporated by reference to Post-Effective Amendment No. 22 filed with the SEC on December 20, 1996.

(13) Incorporated by reference to Post-Effective Amendment No. 24 filed with the SEC on June 2, 1997.

(14) Incorporated by reference to Post-Effective Amendment No. 26 filed with the SEC on February 25, 1997.

Item 24.   Persons Controlled by or Under Common Control with Registrant

                    None.


Item 25.   Indemnification

     Under Section 8.4 of Registrant's Agreement and Declaration of Trust, any past or present Trustee or officer of Registrant (including persons who serve at Registrant's request as directors, officers or Trustees of another organization in which Registrant has any interest as a shareholder, creditor or otherwise[hereinafter referred to as a "Covered Person"]) is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any action, suit or proceeding to which he may be a party or otherwise involved by reason of his being or having been a Covered Person. This provision does not authorize indemnification when it is determined, in the manner specified in the Agreement and Declaration of Trust, that such Covered Person has not acted in good faith in the reasonable belief that his actions were in or not opposed to the best interests of Registrant. Moreover, this provision does not authorize indemnification when it is determined , in the manner specified in the Agreement and Declaration of Trust, that such Covered Person would otherwise be liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. Expenses may be paid by Registrant in advance of the final disposition of any action, suit or proceeding upon receipt of an undertaking by such Covered Person to repay such expenses to Registrant in the event that it is ultimately determined that indemnification of such expenses is not authorized under the Agreement and Declaration of Trust and either (i) the Covered Person provides security for such undertaking, (ii) Registrant is insured against losses from such advances, or (iii) the disinterested Trustees or independent legal counsel determines, in the manner specified in the Agreement and Declaration of Trust, that there is reason to believe the Covered Person will be found to be entitled to indemnification.

     Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Securities Act") may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission (the "SEC") such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 26.   Business and Other Connections of Investment Adviser

     Alger Management, which serves as investment manager to Registrant, is generally engaged in rendering investment advisory services to institutions and, to a lesser extent, individuals. Alger Management presently serves as investment adviser to two closed-end investment companies and to two other open-end investment companies. The list required by this Item 28 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and directors of Alger Management during the past two years is incorporated by reference to Schedules A and D of Form ADV filed by Alger Management pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-06709).

Item 27.   Principal Underwriter

     (a) Alger Inc. acts as principal underwriter for Registrant, The Alger American Fund, Spectra Fund and The Alger Retirement Fund and has acted as subscription agent for Castle Convertible Fund, Inc. and Spectra Fund, Inc.

     (b) The information required by this Item 29 with respect to each director, officer or partner of Alger Inc. is incorporated by reference to Schedule A of Form BD filed by Alger Inc. pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-6423).

     (c) Not applicable.

Item 28.   Location of Accounts and Records

     All accounts and records of Registrant are maintained by Mr. Gregory S. Duch, Fred Alger & Company, Incorporated, 30 Montgomery Street, Jersey City, NJ 07302.

Item 29.   Management Services

           Not applicable.

Item 30.   Undertakings

          Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, Registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and State of New York on the 24th day of December, 1998.


                                             THE ALGER FUND

                                                    /s/ David D. Alger
                                             By: ---------------------------
                                                 David D. Alger, President

           /s/ Gregory S. Duch
ATTEST: --------------------------
        Gregory S. Duch, Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                             TITLE                        DATE
---------                             -----                        ----


*   /s/ Fred M. Alger III
-------------------------     Chairman of the Board          December 24th, 1998
Fred M. Alger III

   /s/ David D. Alger
-------------------------     President and Trustee          December 24th, 1998
David D. Alger                (Chief Executive Officer)

   /s/ Gregory S. Duch
-------------------------     Treasurer                      December 24th, 1998
Gregory S. Duch               (Chief Financial and
                              Accounting Officer)
*/s/ Nathan E. Saint-Amand
--------------------------    Trustee                        December 24th, 1998
Nathan E. Saint-Amand

*/s/ Stephen E. O'Neil
-------------------------     Trustee                        December 24th, 1998
Stephen E. O'Neil

*/s/ Arthur M. Dubow
-------------------------     Trustee                        December 24th, 1998
Arthur M. Dubow

*/s/ John T. Sargent
-------------------------     Trustee                        December 24th, 1998
John T. Sargent


    /s/ Gregory S. Duch
*By ---------------------
    Gregory S. Duch
    Attorney-in-Fact

                         Securities Act File No. 33-4959
                    Investment Company Act File No. 811-6880


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM N-1A



Registration Statement Under the Securities Act of 1933              [ ]


                  Pre-Effective Amendment No.                        [ ]




                  Post-Effective Amendment No. 27                    [x]




                                     and/or



Registration Statement Under the Investment Company Act of 1940      [ ]




                           Amendment No. 29                          [x]




                        (Check appropriate box or boxes)


                                 THE ALGER FUND
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                           --------------------------
                                 E X H I B I T S
                           --------------------------

Exhibit No.              Description of Exhibit
-----------              ----------------------
10(a)                    Opinion of Counsel
                         Sullivan and Worcester LLP

11                       Consent of Arthur Andersen LLP




                               INDEX TO EXHIBITS
                               -----------------

                                                                    Page Number
                                                                   in Sequential
Exhibit No.                                                        Number System
-----------                                                       --------------
10(a)              Opinion of Counsel
                   Sullivan and Worcester LLP                                1

11                 Consent of Arthur Andersen LLP                            2